SL GREEN REALTY CORP.

FOURTH QUARTER 2023 SUPPLEMENTAL DATA

December 31, 2023

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of December 31, 2023, the Company held interests in 58 buildings totaling 32.5 million square feet. This included ownership interests in 28.8 million square feet in Manhattan buildings and 2.8 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, business strategies, expansion and growth of our operations and other similar matters are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2023 that will be included on Form 10-K to be filed on or before February 29, 2024.

Supplemental Information	2	Fourth Quarter 2023

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	25

Derivative Summary Schedule	26

Lease Liability Schedule	27

Debt and Preferred Equity Investments	28	-	30

Selected Property Data
Property Portfolio	31	-	35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity	38	-	39
Lease Expirations	40	-	42

Summary of Real Estate Acquisition/Disposition Activity	43	-	47

Non-GAAP Disclosures and Reconciliations	48

Analyst Coverage	51

Executive Management	52

Supplemental Information	3	Fourth Quarter 2023

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Fourth Quarter 2023

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2023 are as follows:

Added to Same-Store in 2023:	Removed from Same-Store in 2023:
One Vanderbilt Avenue	2 Herald Square (redevelopment)
220 East 42nd Street	121 Greene Street (disposed)
21 East 66th Street (disposed)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Fourth Quarter 2023

FOURTH QUARTER 2023 HIGHLIGHTS Unaudited

NEW YORK, January 24, 2024 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net loss attributable to common stockholders for the quarter ended December 31, 2023 of $155.6 million, or $2.45 per share, as compared to a net loss of $64.3 million, or $1.01 per share, for the same quarter in 2022. Net loss for the fourth quarter of 2023 included $105.8 million, or $1.53 per share, of non-recurring charges comprised of depreciable real estate reserves, non-cash fair value adjustments on mark-to-market derivatives and general and administrative charges and was net of $49.1 million, or $0.71 per share, of depreciation and amortization.
The Company also reported a net loss attributable to common stockholders for the year ended December 31, 2023 of $579.5 million, or $9.12 per share, as compared to a net loss of $93.0 million, or $1.49 per share, for the same period in 2022. Net loss attributable to common stockholders for the year ended December 31, 2023 included $464.0 million, or $6.72 per share, of net losses from the sale of real estate interests, depreciable real estate reserves, non-cash fair value adjustments on mark-to-market derivatives and non-recurring general and administrative charges related to the non-renewal of the Company's former President, and was net of $247.8 million, or $3.59 per share, of depreciation and amortization. Net loss attributable to common stockholders for the year ended December 31, 2022 included $99.0 million, or $1.43 per share, of net losses recognized from the sale of real estate interests, depreciable real estate reserves, non-cash fair value adjustments on mark-to-market derivatives, and was net of $216.2 million, or $3.13 per share, of depreciation and amortization.
The Company reported FFO for the quarter ended December 31, 2023 of $49.7 million, or $0.72 per share, or $78.7 million, or $1.14 per share, before giving effect to $10.3 million, or $0.15 per share, of non-cash fair value adjustments on mark-to-market derivatives and $18.7 million, or $0.27 per share, of non-recurring general and administrative charges related to the non-renewal of the Company's former President, which includes severance and the acceleration of stock-based compensation expense related to previously granted awards. The Company reported FFO for the same period in 2022 of $100.0 million, or $1.46 per share.
The Company also reported FFO for the year ended December 31, 2023 of $341.3 million, or $4.94 per share, or $351.8 million, or $5.09 per share, before giving effect to $10.5 million, or $0.15 per share, of non-cash fair value adjustments on mark-to-market derivatives, as compared to FFO for the same period in 2022 of $458.8 million, or $6.64 per share. As previously reported, FFO for the year ended December 31, 2023 is net of $6.9 million, or $0.10 per share, of reserves on one debt and preferred equity investment and $18.7 million, or $0.27 per share, of non-recurring general and administrative charges related to the non-renewal of the Company's former President.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 4.8% for the fourth quarter of 2023, or 3.9% excluding lease termination income, as compared to the same period in 2022.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 5.1% for the year ended December 31, 2023, or 5.8% excluding lease termination income, as compared to the same period in 2022.
During the fourth quarter of 2023, the Company signed 26 office leases in its Manhattan office portfolio totaling 505,152 square feet. The average rent on the Manhattan office leases signed in the fourth quarter of 2023, excluding leases signed at One Madison, was $105.01 per rentable square foot with an average lease term of 14.7 years and average tenant concessions of 14.9 months of free rent with a tenant improvement allowance of $120.56 per rentable square foot. Sixteen leases comprising 323,947 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $115.61 per rentable square foot, representing a 3.2% increase over the previous fully escalated rents on the same office spaces.
During the year ended December 31, 2023, the Company signed 160 office leases in its Manhattan office portfolio totaling 1,776,414 square feet. The average rent on the Manhattan office leases signed in 2023, excluding leases signed at One Vanderbilt and One Madison, was $87.46 per rentable square foot with an average lease term of 9.3 years and average tenant concessions of 9.1 months of free rent with a tenant improvement allowance of $79.26 per rentable square foot. Ninety-six leases comprising 1,247,143 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $89.87 per rentable square foot, representing a 0.8% increase over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio increased to 90.0% as of December 31, 2023, inclusive of 177,836 square feet of leases signed but not yet commenced, as compared to 89.9% at the end of the previous quarter.
Significant leasing activity in the fourth quarter includes:
•Early renewal of 141,589 square feet and expansion by 128,316 square feet with a premier financial services tenant at 280 Park Avenue;
•New lease with Stonepeak Partners L.P. for 76,716 square feet at 245 Park Avenue;
•New lease with Uncommon Schools, Inc. for 27,833 square feet at 100 Church Street;
•Three new leases for a total of 41,959 square feet at 1185 Avenue of the Americas;
•New lease of 19,820 square feet and new retail lease of 11,741 square feet with Partially Important Productions and IMEX Exploit NYC LLC at 555 West 57th Street;
•New retail lease with Carnegie Diner for 14,309 square feet at 1185 Avenue of the Americas; and

Supplemental Information	6	Fourth Quarter 2023

FOURTH QUARTER 2023 HIGHLIGHTS Unaudited

•New lease with National CineMedia, LLC for 14,206 square feet at 485 Lexington Avenue.
Investment Activity
In January 2024, together with our joint venture partner, the Company closed on the sale of the retail condominium at 717 Fifth Avenue for total consideration of $963.0 million. The transaction is expected to generate net proceeds to the Company of $27.6 million, which will be used for corporate debt repayment.
In January 2024, the Company closed on the acquisition of interests in the joint venture that owns the leasehold interest at 2 Herald Square for no consideration, which increases the Company's interest in the joint venture to 95%. In addition, the joint venture entered into an agreement to satisfy the existing $182.5 million mortgage on the property for a net payment of $7.0 million. The payoff is expected to close in the first quarter of 2024.
The Company expects to launch fundraising for its $1.0 billion New York City Opportunity debt fund in January 2024.
In December, together with our joint venture partners, the Company closed on the previously announced sale of the equity interests in the condominium units at 21 East 66th Street for total consideration of $40.6 million. The transaction generated net proceeds to the Company of $9.6 million, which was used for corporate debt repayment.
In December, together with our joint venture partner, the Company entered into an agreement to sell the fee ownership interest in 625 Madison Avenue for a gross sales price of $634.6 million, which reflects an increased price due to the exercise of an extended closing option, to a global real estate investor. In connection with the sale, the Company, together with its joint venture partner, will originate a $235.5 million preferred equity investment in the property. The transaction is expected to close in the first quarter of 2024.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $346.7 million at December 31, 2023. The portfolio had a weighted average current yield of 7.9%, or 9.6% excluding the effect of a $50.0 million investment that is on non-accrual. During the fourth quarter, no investments were sold or repaid and the Company did not originate or acquire any new investments. As previously reported, in October, the Company closed on a $20.0 million upsize and three-year extension of an existing $39.1 million debt and preferred equity investment that was scheduled to mature in October 2023.
Financing Activity
In December, the Company closed on a modification of the mortgage at 185 Broadway to extend the maturity date to November 2026, as fully extended. The modification also converted the previous floating rate of 2.85% over Term SOFR to a fixed rate of 6.65% per annum through November 2025 and 2.55% over Term SOFR thereafter. The Company made a $20.0 million principal payment at closing resulting in an outstanding loan amount of $190.1 million as of December 31, 2023.
As of December 31, 2023, the value of the Company's derivatives, at share, net of the mark-to-market derivatives that negatively impacted reported FFO, was $32.9 million.
Earnings Guidance
The Company is increasing its earnings guidance ranges for the year ending December 31, 2024 to FFO per share of $5.90 to $6.20, and net income per share of $2.73 to $3.03, as compared to the previous guidance ranges of FFO per share of $4.90 to $5.20 and net income per share of $1.35 to $1.65 primarily to reflect incremental gains on discounted debt extinguishment.
Dividends
In the fourth quarter of 2023, the Company declared:
•Two monthly ordinary dividends on its outstanding common stock of $0.2708 per share, which were paid in cash on November 15 and December 15, 2023, and one monthly dividend on its outstanding common stock of $0.25 per share, which was paid on January 16, 2024. The monthly ordinary dividend paid in January 2024 equates to an annualized dividend of $3.00 per share of common stock; and
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period October 15, 2023 through and including January 14, 2024, which was paid in cash on January 16, 2024 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, January 25, 2024, at 2:00 pm ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register.vevent.com/register/BI3a0c30ce6c6e475994a2c328b1f04e01.

Supplemental Information	7	Fourth Quarter 2023

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022

Earnings Per Share
Net loss available to common stockholders (EPS) - diluted	$(2.45)	$(0.38)	$(5.63)	$(0.63)	$(1.01)
Funds from operations (FFO) available to common stockholders - diluted	$0.72	$1.27	$1.43	$1.53	$1.46

Common Share Price & Dividends
Closing price at the end of the period	$45.17	$37.30	$30.05	$23.52	$33.72
Closing high price during period	$48.00	$41.47	$30.72	$43.97	$41.96
Closing low price during period	$29.25	$29.79	$20.60	$19.96	$32.94
Annual dividend per common share	$3.00	$3.25	$3.25	$3.25	$3.25

FFO payout ratio (trailing 12 months)	65.2%	57.1%	55.5%	53.6%	54.4%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	97.3%	89.4%	90.4%	79.0%	79.0%

Common Shares & Units
Common shares outstanding	64,726	64,398	64,387	64,373	64,380
Units outstanding	3,949	4,139	4,238	4,239	3,670
Total common shares and units outstanding	68,675	68,537	68,625	68,612	68,050

Weighted average common shares and units outstanding - basic	68,014	68,296	68,341	68,182	67,659
Weighted average common shares and units outstanding - diluted	69,300	69,105	68,933	68,774	68,650

Market Capitalization
Market value of common equity	$3,102,050	$2,556,430	$2,062,181	$1,613,754	$2,294,646
Liquidation value of preferred equity/units	396,500	396,500	396,500	407,943	407,943
Consolidated debt	3,507,386	3,368,872	3,825,313	5,599,489	5,535,962
Consolidated market capitalization	$7,005,936	$6,321,802	$6,283,994	$7,621,186	$8,238,551
SLG share of unconsolidated JV debt	7,352,275	7,345,740	7,113,281	6,196,174	6,172,919
Market capitalization including SLG share of unconsolidated JVs	$14,358,211	$13,667,542	$13,397,275	$13,817,360	$14,411,470

Consolidated debt service coverage (trailing 12 months)	2.26x	2.30x	2.50x	2.93x	3.26x
Consolidated fixed charge coverage (trailing 12 months)	1.88x	1.94x	2.09x	2.39x	2.59x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.41x	1.49x	1.60x	1.78x	1.99x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.28x	1.35x	1.44x	1.57x	1.73x

Supplemental Information	8	Fourth Quarter 2023

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2023		9/30/2023	6/30/2023	3/31/2023	12/31/2022

Selected Balance Sheet Data
Real estate assets before depreciation	$7,056,100		$6,992,239	$6,917,131	$9,243,706	$9,198,799
Investments in unconsolidated joint ventures	$2,983,313		$3,152,752	$3,228,663	$3,164,729	$3,190,137
Debt and preferred equity investments	$346,745		$334,327	$636,476	$626,803	$623,280
Cash and cash equivalents	$221,823		$189,750	$191,979	$158,937	$203,273
Investment in marketable securities	$9,591		$9,616	$9,797	$10,273	$11,240

Total assets	$9,531,181		$9,690,582	$10,041,288	$12,342,119	$12,355,794

Consolidated fixed rate & hedged debt	$3,237,386		$3,248,724	$3,250,165	$4,964,341	$4,965,814
Consolidated variable rate debt	160,000		10,148	465,148	525,148	460,148
Consolidated ASP debt	110,000		110,000	110,000	110,000	110,000
Total consolidated debt	$3,507,386		$3,368,872	$3,825,313	$5,599,489	$5,425,962
Deferred financing costs, net of amortization	(16,639)		(18,340)	(20,394)	(22,275)	(23,938)
Total consolidated debt, net	$3,490,747		$3,350,532	$3,804,919	$5,577,214	$5,402,024

Total liabilities	$5,270,704		$5,168,616	$5,460,520	$7,361,827	$7,260,936

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$8,703,587		$8,719,794	$9,108,034	$9,923,079	$9,914,210
Variable rate debt, including SLG share of unconsolidated JV debt	964,467	(1)	818,474	670,731	727,965	663,599
ASP debt, including SLG share of unconsolidated ASP JV debt	1,191,607		1,176,344	1,159,829	1,144,619	1,131,072
Total debt, including SLG share of unconsolidated JV debt	$10,859,661		$10,714,612	$10,938,594	$11,795,663	$11,708,881

Selected Operating Data
Property operating revenues	$151,357		$150,991	$185,945	$195,042	$197,285
Property operating expenses	(86,467)		(88,033)	(93,497)	(99,748)	(94,977)
Property NOI	$64,890		$62,958	$92,448	$95,294	$102,308
SLG share of unconsolidated JV Property NOI	119,506		126,661	106,566	129,739	102,930
Property NOI, including SLG share of unconsolidated JV Property NOI	$184,396		$189,619	$199,014	$225,033	$205,238
SUMMIT Operator revenue	35,240		35,069	28,180	19,771	28,237
Investment income, including SLG share of unconsolidated JV	7,176		10,010	9,420	9,370	11,729
Other income, including SLG share of unconsolidated JV	17,983		25,746	27,994	24,652	16,958
Loss on early extinguishment of debt	(870)		—	—	—	—
SUMMIT Operator expenses	(24,887)		(32,801)	(22,835)	(20,688)	(24,503)
Loan loss and other investment reserves, net of recoveries	—		—	—	(6,890)	—
Transaction costs, including SLG share of unconsolidated JVs	(16)		(166)	(33)	(884)	(88)
Marketing general & administrative expenses	(42,257)		(22,873)	(22,974)	(23,285)	(24,224)
SUMMIT Operator tax expense	(2,320)		(3,735)	(1,879)	(1,267)	(1,078)
Income taxes	3,625		2,491	1,973	766	2,883
EBITDAre	$178,070		$203,360	$218,860	$226,578	$215,152

(1) Does not reflect $168.7 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Fourth Quarter 2023

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022

Selected Operating Data
Property operating revenues	$145,542	$145,547	$181,045	$190,215	$192,814
Property operating expenses	73,799	78,271	83,135	88,279	86,992
Property NOI	$71,743	$67,276	$97,910	$101,936	$105,822

Other income - consolidated	$2,190	$3,285	$1,157	$7,959	$1,573

SLG share of property NOI from unconsolidated JVs	$120,572	$126,531	$106,445	$129,617	$102,805

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	13	13	13	14	13
Unconsolidated office buildings in service	12	12	12	11	12
	25	25	25	25	25

Consolidated office buildings in service - square footage	8,399,141	8,399,141	8,399,141	10,181,934	9,963,138
Unconsolidated office buildings in service - square footage	15,412,174	15,412,174	15,412,174	13,629,381	13,998,381
	23,811,315	23,811,315	23,811,315	23,811,315	23,961,519

Same-Store office occupancy inclusive of leases signed not yet commenced	90.0%	89.9%	89.8%	90.2%	92.0%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	20	21	21	20	32
Renewal leases commenced	6	22	11	15	10
Total office leases commenced	26	43	32	35	42

Commenced office square footage filling vacancy	37,718	80,485	44,346	80,072	91,474
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	235,703	218,964	369,906	384,041	228,847
Total office square footage commenced	273,421	299,449	414,252	464,113	320,321

Average starting cash rent psf - office leases commenced	$107.62	$82.96	$78.88	$66.44	$72.23
Previous escalated cash rent psf - office leases commenced (3)	$102.55	$86.10	$78.00	$62.76	$79.59
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	4.9%	(3.6)%	1.1%	5.9%	(9.2)%
Average lease term	11.5	4.9	5.6	6.2	8.7
Tenant concession packages psf	$102.43	$33.25	$49.43	$46.86	$80.14
Free rent months	10.3	5.0	7.2	4.8	8.5

(1) Property data for operating buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	Fourth Quarter 2023

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,092,671	$1,090,370	$1,071,469	$1,576,927	$1,576,927
Building and improvements	3,655,624	3,605,247	3,494,853	4,940,138	4,903,776
Building leasehold and improvements	1,354,569	1,343,386	1,397,573	1,700,376	1,691,831
Right of use asset - operating leases	953,236	953,236	953,236	1,026,265	1,026,265
	7,056,100	6,992,239	6,917,131	9,243,706	9,198,799
Less: accumulated depreciation	(2,035,311)	(1,997,942)	(1,950,028)	(2,100,804)	(2,039,554)
Net real estate	5,020,789	4,994,297	4,967,103	7,142,902	7,159,245

Other real estate investments:
Debt and preferred equity investments, net	346,745	334,327	636,476	626,803	623,280
Investment in unconsolidated joint ventures	2,983,313	3,152,752	3,228,663	3,164,729	3,190,137

Cash and cash equivalents	221,823	189,750	191,979	158,937	203,273
Restricted cash	113,696	119,573	119,080	198,325	180,781
Investment in marketable securities	9,591	9,616	9,797	10,273	11,240
Tenant and other receivables	33,270	37,295	36,657	36,289	34,497
Related party receivables	12,168	9,723	28,955	26,794	27,352
Deferred rents receivable	264,653	262,808	260,625	266,567	257,887
Deferred costs, net	111,463	108,370	112,347	117,602	121,157
Other assets	413,670	472,071	449,606	592,898	546,945

Total Assets	$9,531,181	$9,690,582	$10,041,288	$12,342,119	$12,355,794

Supplemental Information	11	Fourth Quarter 2023

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Liabilities
Mortgages and other loans payable	$1,497,386	$1,518,872	$1,520,313	$3,234,489	$3,235,962
Unsecured term loans	1,250,000	1,250,000	1,675,000	1,675,000	1,650,000
Unsecured notes	100,000	100,000	100,000	100,000	100,000
Revolving credit facility	560,000	400,000	430,000	490,000	450,000
Deferred financing costs	(16,639)	(18,340)	(20,394)	(22,275)	(23,938)
Total debt, net of deferred financing costs	3,390,747	3,250,532	3,704,919	5,477,214	5,412,024
Accrued interest payable	17,930	17,934	15,711	16,049	14,227
Accounts payable and accrued expenses	153,164	146,332	116,700	150,873	154,867
Deferred revenue	134,053	136,063	125,589	264,852	272,248
Lease liability - financing leases	105,531	105,198	104,870	104,544	104,218
Lease liability - operating leases	827,692	887,412	890,305	892,984	895,100
Dividends and distributions payable	20,280	21,725	21,750	21,768	21,569
Security deposits	49,906	50,071	49,877	50,585	50,472
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	471,401	453,349	330,799	282,958	236,211
Total Liabilities	5,270,704	5,168,616	5,460,520	7,361,827	7,260,936

Noncontrolling interests in Operating Partnership
(3,949 units outstanding at 12/31/2023)	238,051	248,222	254,434	273,175	269,993
Preferred units	166,501	166,501	166,501	177,943	177,943

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 65,786
issued and outstanding at 12/31/2023, including 1,060 shares held in treasury	660	656	656	656	656
Additional paid–in capital	3,826,452	3,813,758	3,805,704	3,798,101	3,790,358
Treasury stock at cost	(128,655)	(128,655)	(128,655)	(128,655)	(128,655)
Accumulated other comprehensive income	17,477	69,616	57,769	19,428	49,604
Retained (deficit) earnings	(151,551)	62,406	135,518	549,024	651,138
Total SL Green Realty Corp. stockholders' equity	3,786,315	4,039,713	4,092,924	4,460,486	4,585,033

Noncontrolling interests in other partnerships	69,610	67,530	66,909	68,688	61,889

Total Equity	3,855,925	4,107,243	4,159,833	4,529,174	4,646,922

Total Liabilities and Equity	$9,531,181	$9,690,582	$10,041,288	$12,342,119	$12,355,794

Supplemental Information	12	Fourth Quarter 2023

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2023	2022	2023	2023	2022
Revenues
Rental revenue, net	$131,927	$172,892	$131,524	$603,694	$588,824
Escalation and reimbursement revenues	19,430	24,393	19,467	79,641	82,676
SUMMIT Operator revenue	35,240	28,237	35,069	118,260	89,048
Investment income	6,856	11,305	9,689	34,705	81,113
Other income	18,271	13,839	14,437	77,410	77,793
Total Revenues	211,724	250,666	210,186	913,710	919,454

Loss on early extinguishment of debt	(870)	—	—	(870)	—

Expenses
Operating expenses	48,090	46,912	49,585	196,696	174,063
Real estate taxes	31,294	41,551	31,195	143,757	138,228
Operating lease rent	7,083	6,514	7,253	27,292	26,943
SUMMIT Operator expenses	24,887	24,503	32,801	101,211	89,207
Loan loss and other investment reserves, net of recoveries	—	—	—	6,890	—
Transaction related costs	16	88	166	1,099	409
Marketing, general and administrative	42,257	24,224	22,873	111,389	93,798
Total Operating Expenses	153,627	143,792	143,873	588,334	522,648

Equity in net income (loss) from unconsolidated joint ventures	(32,039)	(26,696)	(15,126)	(76,509)	(57,958)

Operating Income	25,188	80,178	51,187	247,997	338,848

Interest expense, net of interest income	27,400	37,619	27,440	137,114	89,473
Amortization of deferred financing costs	1,510	1,909	2,152	7,837	7,817
SUMMIT Operator tax expense	2,320	1,078	3,735	9,201	2,647
Depreciation and amortization	49,050	73,158	50,642	247,810	216,167
(Loss) Income from Continuing Operations (1)	(55,092)	(33,586)	(32,782)	(153,965)	22,744

Equity in net loss on sale of interest in unconsolidated joint venture/real estate	(13,289)	—	—	(13,368)	(131)
Purchase price and other fair value adjustments	(10,273)	(770)	10,183	(17,260)	(8,118)
(Loss) gain on sale of real estate, net	(4,557)	(23,381)	516	(32,370)	(84,485)
Depreciable real estate reserves	(76,847)	(6,313)	389	(382,374)	(6,313)
Net Loss	(160,058)	(64,050)	(21,694)	(599,337)	(76,303)

Net loss attributable to noncontrolling interests	10,081	5,110	3,368	42,033	4,672
Preferred units distributions	(1,903)	(1,599)	(1,903)	(7,255)	(6,443)
Net Loss attributable to SL Green	(151,880)	(60,539)	(20,229)	(564,559)	(78,074)

Perpetual preferred stock dividends	(3,737)	(3,737)	(3,738)	(14,950)	(14,950)
Net Loss attributable to SL Green common stockholders	$(155,617)	$(64,276)	$(23,967)	$(579,509)	$(93,024)

Basic loss per share	$(2.45)	$(1.01)	$(0.38)	$(9.12)	$(1.49)
Diluted loss per share	$(2.45)	$(1.01)	$(0.38)	$(9.12)	$(1.49)

(1) Before equity in net loss, purchase price and other fair value adjustments, (loss) gain on sale and depreciable real estate reserves shown below.

Supplemental Information	13	Fourth Quarter 2023

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2023	2022	2023	2023	2022
Funds from Operations
Net Loss attributable to SL Green common stockholders	$(155,617)	$(64,276)	$(23,967)	$(579,509)	$(93,024)

Depreciation and amortization	49,050	73,158	50,642	247,810	216,167
Joint ventures depreciation and noncontrolling interests adjustments	73,062	67,541	76,539	284,284	252,893
Net loss attributable to noncontrolling interests	(10,081)	(5,110)	(3,368)	(42,033)	(4,672)
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	13,289	—	—	13,368	131
Purchase price and other fair value adjustments	—	—	(10,200)	6,813	—
Loss (gain) on sale of real estate, net	4,557	23,381	(516)	32,370	84,485
Depreciable real estate reserves	76,847	6,313	(389)	382,374	6,313
Depreciation on non-rental real estate assets	(1,414)	(971)	(1,002)	(4,136)	(3,466)
Funds From Operations	$49,693	$100,036	$87,739	$341,341	$458,827

Funds From Operations - Basic per Share	$0.72	$1.47	$1.28	$4.98	$6.71

Funds From Operations - Diluted per Share	$0.72	$1.46	$1.27	$4.94	$6.64

Funds Available for Distribution
FFO	$49,693	$100,036	$87,739	$341,341	$458,827

Non real estate depreciation and amortization	1,414	971	1,002	4,136	3,466
Amortization of deferred financing costs	1,510	1,909	2,152	7,837	7,817
Non-cash deferred compensation	23,398	17,321	12,771	62,352	57,040
FAD adjustment for joint ventures	(20,641)	(30,623)	(17,820)	(81,112)	(115,454)
Straight-line rental income and other non-cash adjustments	8,789	(8,482)	(2,437)	(20,188)	(21,834)
Second cycle tenant improvements	(15,355)	(6,676)	(16,045)	(52,300)	(31,955)
Second cycle leasing commissions	(2,705)	(3,165)	(1,821)	(9,335)	(11,683)
Revenue enhancing recurring CAPEX	(841)	(1,045)	(379)	(1,458)	(4,085)
Non-revenue enhancing recurring CAPEX	(8,326)	(11,530)	(5,880)	(21,530)	(24,912)
Reported Funds Available for Distribution	$36,936	$58,716	$59,282	$229,743	$317,227

First cycle tenant improvements	$516	$—	$879	$1,960	$—
First cycle leasing commissions	$9	$26	$271	$388	$26
Development costs	$19,361	$15,605	$18,019	$56,529	$48,241
Redevelopment costs	$6,372	$23,467	$1,804	$16,320	$52,245
Capitalized interest	$18,064	$26,492	$25,483	$95,980	$82,444

Supplemental Information	14	Fourth Quarter 2023

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Deficit	Interests	Income	Total

Balance at December 31, 2022	$221,932	$656	$3,790,358	$(128,655)	$651,138	$61,889	$49,604	$4,646,922

Net loss					(564,559)	(4,568)		(569,127)
Other comprehensive loss - net unrealized loss on derivative instruments							(22,448)	(22,448)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(8,130)	(8,130)
Other comprehensive loss - net unrealized loss on marketable securities							(1,549)	(1,549)
Perpetual preferred stock dividends					(14,950)			(14,950)
DRSPP proceeds			525					525
Reallocation of noncontrolling interest in the Operating Partnership					(15,486)			(15,486)
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings		4	35,569					35,573
Contributions to consolidated joint venture interests						15,066		15,066
Cash distributions to noncontrolling interests						(2,777)		(2,777)
Cash distributions declared ($3.2288 per common share, none of which represented a return of capital for federal income tax purposes)					(207,694)			(207,694)

Balance at December 31, 2023	$221,932	$4	$3,826,452	$(128,655)	$(151,551)	$69,610	$17,477	$3,855,925

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2022	64,380,082	3,670,343	—	68,050,425

YTD share activity	346,171	279,105	—	625,276
Share Count at December 31, 2023	64,726,253	3,949,448	—	68,675,701

Weighting factor	(326,248)	213,993	468,753	356,498
Weighted Average Share Count at December 31, 2023 - Diluted	64,400,005	4,163,441	468,753	69,032,199

Supplemental Information	15	Fourth Quarter 2023

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	December 31, 2023		September 30, 2023		June 30, 2023

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,991,534	$2,732,409	$5,016,088	$2,737,095	$4,396,565	$2,176,860
Building and improvements	14,428,029	7,194,972	14,343,942	7,166,888	14,183,328	7,111,118
Building leasehold and improvements	984,811	346,818	1,150,997	433,675	1,139,253	430,064
Right of use asset - financing leases	740,832	345,489	740,832	345,489	740,832	345,489
Right of use asset - operating leases	274,053	130,054	274,053	130,054	274,053	130,054
	21,419,259	10,749,742	21,525,912	10,813,201	20,734,031	10,193,585
Less: accumulated depreciation	(2,951,919)	(1,438,010)	(2,858,578)	(1,386,826)	(2,752,358)	(1,331,070)
Net real estate	18,467,340	9,311,732	18,667,334	9,426,375	17,981,673	8,862,515

Cash and cash equivalents	334,197	161,856	333,119	165,830	337,555	166,588
Restricted cash	321,841	188,373	358,155	206,166	383,141	210,397
Tenant and other receivables	38,539	20,865	44,706	25,763	35,221	17,468
Deferred rents receivable	634,993	351,054	623,431	345,478	609,596	338,846
Deferred costs, net	339,085	179,850	314,166	169,811	311,260	169,111
Other assets	2,245,680	935,322	2,342,447	982,168	2,401,909	1,004,584

Total Assets	$22,381,675	$11,149,052	$22,683,358	$11,321,591	$22,060,355	$10,769,509

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $104,062 at 12/31/2023, of which $54,865 is SLG share	$14,799,277	$7,297,410	$14,707,926	$7,286,949	$14,357,179	$7,050,039
Accrued interest payable	55,103	23,408	50,910	21,530	45,187	18,929
Accounts payable and accrued expenses	270,788	112,455	264,761	113,809	298,058	129,313
Deferred revenue	1,108,180	498,387	1,156,816	523,277	1,161,020	522,989
Lease liability - financing leases	745,473	346,350	745,536	346,490	745,431	346,545
Lease liability - operating leases	244,803	118,248	247,505	119,530	250,140	120,779
Security deposits	43,503	22,510	41,167	21,840	37,730	20,905
Other liabilities	78,311	49,330	87,370	53,049	135,591	81,257
Equity	5,036,237	2,680,954	5,381,367	2,835,117	5,030,019	2,478,753

Total Liabilities and Equity	$22,381,675	$11,149,052	$22,683,358	$11,321,591	$22,060,355	$10,769,509

Supplemental Information	16	Fourth Quarter 2023

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	December 31, 2023		December 31, 2022		September 30, 2023

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$321,457	$164,315	$280,417	$145,067	$326,130	$166,190
Escalation and reimbursement revenues	61,423	33,680	54,313	29,553	65,441	35,483
Investment income	1,262	320	1,681	424	1,263	321
Other income	13	(288)	5,283	3,119	14,314	11,309
Total Revenues	384,155	198,027	341,694	178,163	407,148	213,303

Expenses
Operating expenses	69,805	36,463	66,675	35,277	63,081	32,620
Real estate taxes	77,034	38,649	66,096	33,243	78,564	39,013
Operating lease rent	7,302	3,377	6,687	3,170	7,307	3,379
Total Operating Expenses	154,141	78,489	139,458	71,690	148,952	75,012

Operating Income	230,014	119,538	202,236	106,473	258,196	138,291

Interest expense, net of interest income	152,504	73,012	125,888	61,362	162,897	73,470
Amortization of deferred financing costs	7,017	2,876	7,186	3,127	6,897	2,926
Depreciation and amortization	135,599	69,588	121,917	63,219	138,199	71,248
Net Loss	(65,106)	(25,938)	(52,755)	(21,235)	(49,797)	(9,353)

Real estate depreciation	135,593	69,583	121,911	63,215	138,193	71,244
FFO Contribution	$70,487	$43,645	$69,156	$41,980	$88,396	$61,891

FAD Adjustments:
Non real estate depreciation and amortization	$6	$5	$6	$4	$6	$4
Amortization of deferred financing costs	7,017	2,876	7,186	3,127	6,897	2,926
Straight-line rental income and other non-cash adjustments	(17,634)	(10,027)	(17,156)	(12,479)	(19,345)	(11,086)
Second cycle tenant improvements	(8,914)	(4,662)	(28,646)	(15,386)	(16,559)	(8,477)
Second cycle leasing commissions	(14,263)	(7,133)	(4,590)	(2,386)	(891)	(503)
Revenue enhancing recurring CAPEX	(195)	(99)	(65)	(33)	(193)	(98)
Non-revenue enhancing recurring CAPEX	(2,965)	(1,601)	(6,741)	(3,470)	(1,185)	(586)
Total FAD Adjustments	$(36,948)	$(20,641)	$(50,006)	$(30,623)	$(31,270)	$(17,820)

First cycle tenant improvements	$8,536	$2,691	$794	$391	$11,071	$5,128
First cycle leasing commissions	$11,756	$4,953	$129	$48	$8,133	$3,557
Development costs	$56,568	$16,851	$119,016	$33,069	$63,291	$19,385
Redevelopment costs	$22,560	$7,287	$26,332	$8,797	$21,249	$7,403
Capitalized interest	$43,947	$17,005	$22,213	$6,538	$42,104	$14,854

Supplemental Information	17	Fourth Quarter 2023

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Twelve Months Ended
	December 31, 2023		December 31, 2022

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$1,258,033	$645,147	$1,111,905	$566,603
Escalation and reimbursement revenues	232,353	126,836	194,142	101,376
Investment income	5,010	1,271	5,519	1,420
Other income	29,648	18,965	27,798	15,837
Total Revenues	1,525,044	792,219	1,339,364	685,236

Loss on early extinguishment of debt	—	—	(467)	(325)

Expenses
Operating expenses	253,630	131,958	240,002	125,064
Real estate taxes	287,462	144,095	252,806	126,554
Operating lease rent	29,048	13,458	26,152	12,486
Total Operating Expenses	570,140	289,511	518,960	264,104

Operating Income	954,904	502,708	819,937	420,807

Interest expense, net of interest income	574,032	272,217	431,865	209,182
Amortization of deferred financing costs	28,157	12,005	27,754	12,031
Depreciation and amortization	516,466	266,340	465,100	241,127
Net Loss	(163,751)	(47,854)	(104,782)	(41,533)

Real estate depreciation	516,441	266,322	465,078	241,117
FFO Contribution	$352,690	$218,468	$360,296	$199,584

FAD Adjustments:
Non real estate depreciation and amortization	$25	$18	$22	$10
Amortization of deferred financing costs	28,157	12,005	27,754	12,031
Straight-line rental income and other non-cash adjustments	(77,224)	(46,255)	(113,071)	(73,884)
Second cycle tenant improvements	(59,137)	(30,493)	(70,678)	(38,515)
Second cycle leasing commissions	(20,296)	(10,288)	(14,518)	(7,528)
Revenue enhancing recurring CAPEX	(1,077)	(554)	(748)	(86)
Non-revenue enhancing recurring CAPEX	(10,876)	(5,545)	(14,762)	(7,482)
Total FAD Adjustments	$(140,428)	$(81,112)	$(186,001)	$(115,454)

First cycle tenant improvements	$20,390	$8,039	$11,561	$4,202
First cycle leasing commissions	$20,196	$8,588	$3,274	$1,651
Development costs	$270,102	$77,250	$435,475	$137,837
Redevelopment costs	$86,685	$29,621	$32,379	$11,825
Capitalized interest	$149,268	$51,979	$49,763	$17,613

Supplemental Information	18	Fourth Quarter 2023

SELECTED FINANCIAL DATA Net Operating Income(1) Unaudited (Dollars in Thousands)

	Three Months Ended			Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2023	2022	2023	2023	2022

Net Operating Income (1)	$74,124	$111,098	$71,943	$352,043	$373,775
SLG share of NOI from unconsolidated JVs	119,999	103,347	127,784	485,034	407,486
NOI, including SLG share of unconsolidated JVs	194,123	214,445	199,727	837,077	781,261
Partners' share of NOI - consolidated JVs	96	26	142	390	47
NOI - SLG share	$194,219	$214,471	$199,869	$837,467	$781,308

NOI, including SLG share of unconsolidated JVs	$194,123	$214,445	$199,727	$837,077	$781,261
Free rent (net of amortization)	(4,549)	(10,594)	(3,314)	(27,581)	(41,394)
Straight-line revenue adjustment	(1,622)	(1,349)	(4,451)	(17,805)	(16,225)
Amortization of acquired above and below-market leases, net	(6,227)	(10,048)	(6,656)	(36,115)	(23,391)
Operating lease straight-line adjustment	732	566	756	2,867	(2,170)
Straight-line tenant credit loss	(320)	(1,519)	(361)	(1,265)	(3,550)
Cash NOI, including SLG share of unconsolidated JVs	182,137	191,501	185,701	757,178	694,531
Partners' share of cash NOI - consolidated JVs	52	26	97	244	43
Cash NOI - SLG share	$182,189	$191,527	$185,798	$757,422	$694,574

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended		Twelve Months Ended
	December 31, 2023		December 31, 2023
	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$172,965	$161,774	$724,230	$647,245
Development / Redevelopment	3,224	2,930	13,823	13,505
High Street Retail	232	158	1,336	914
Suburban & Residential	3,178	3,345	12,531	13,304
Total Operating and Development	179,599	168,207	751,920	674,968
Alternative Strategy Portfolio	13,937	12,981	79,272	75,017
Property Dispositions (2)	112	144	490	599
Other (3)	571	857	5,785	6,838
Total	$194,219	$182,189	$837,467	$757,422

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	19	Fourth Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2023	2022	%	2023	2023	2022	%
Revenues
Rental revenue, net	$119,908	$121,117	(1.0)%	$118,447	$481,375	$487,826	(1.3)%
Escalation & reimbursement revenues	17,777	15,980	11.2%	18,073	67,945	68,648	(1.0)%
Other income	1,094	264	314.4%	2,237	4,060	3,867	5.0%
Total Revenues	$138,779	$137,361	1.0%	$138,757	$553,380	$560,341	(1.2)%

Expenses
Operating expenses	$35,022	$33,823	3.5%	$36,159	$137,033	$129,549	5.8%
Real estate taxes	28,878	28,438	1.5%	29,108	115,521	112,694	2.5%
Operating lease rent	6,106	6,106	0.0%	6,106	24,423	24,423	—%
Total Operating Expenses	$70,006	$68,367	2.4%	$71,373	$276,977	$266,666	3.9%

Operating Income	$68,773	$68,994	(0.3)%	$67,384	$276,403	$293,675	(5.9)%

Interest expense & amortization of financing costs	$15,938	$15,737	1.3%	$15,991	$63,474	$55,345	14.7%
Depreciation & amortization	39,658	39,230	1.1%	39,286	158,027	155,519	1.6%

Income before noncontrolling interest	$13,177	$14,027	(6.1)%	$12,107	$54,902	$82,811	(33.7)%
Real estate depreciation & amortization	39,658	39,230	1.1%	39,286	158,027	155,519	1.6%
FFO Contribution	$52,835	$53,257	(0.8)%	$51,393	$212,929	$238,330	(10.7)%

Non–building revenue	(54)	(248)	(78.2)%	(140)	(386)	(2,632)	(85.3)%

Interest expense & amortization of financing costs	15,938	15,737	1.3%	15,991	63,474	55,345	14.7%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$68,719	$68,746	—%	$67,244	$276,017	$291,043	(5.2)%

Cash Adjustments
Free rent (net of amortization)	$(1,033)	$(1,935)	(46.6)%	$(1,614)	$(9,739)	$(7,173)	35.8%
Straight-line revenue adjustment	(81)	1,610	(105.0)%	364	390	3,726	(89.5)%
Amortization of acquired above and below-market leases, net	13	13	0.0%	13	53	(22)	(340.9)%
Operating lease straight-line adjustment	204	204	—%	204	815	815	—%
Straight-line tenant credit loss	(40)	(942)	(95.8)%	(342)	(700)	(2,486)	(71.8)%
Cash NOI	$67,782	$67,696	0.1%	$65,869	$266,836	$285,903	(6.7)%

Lease termination income	(1,023)	(5)	20,360.0%	(2,082)	(3,622)	(1,199)	202.1%
Cash NOI excluding lease termination income	$66,759	$67,691	(1.4)%	$63,787	$263,214	$284,704	(7.5)%

Operating Margins
NOI to real estate revenue, net	49.5%	50.1%		48.5%	49.9%	52.2%
Cash NOI to real estate revenue, net	48.9%	49.4%		47.5%	48.3%	51.3%

NOI before operating lease rent/real estate revenue, net	53.9%	54.6%		52.9%	54.3%	56.6%
Cash NOI before operating lease rent/real estate revenue, net	53.1%	53.7%		51.8%	52.5%	55.5%

Supplemental Information	20	Fourth Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2023	2022	%	2023	2023	2022	%
Revenues
Rental revenue, net	$140,540	$139,852	0.5%	$144,356	$564,454	$546,630	3.3%
Escalation & reimbursement revenues	31,730	29,039	9.3%	33,526	121,492	101,080	20.2%
Other income	(281)	1,879	(115.0)%	1,466	3,387	11,156	(69.6)%
Total Revenues	$171,989	$170,770	0.7%	$179,348	$689,333	$658,866	4.6%

Expenses
Operating expenses	$32,471	$33,301	(2.5)%	$33,119	$125,077	$122,856	1.8%
Real estate taxes	33,440	31,472	6.3%	33,889	131,009	124,116	5.6%
Operating lease rent	2,822	2,824	(0.1)%	2,824	11,294	11,296	—%
Total Operating Expenses	$68,733	$67,597	1.7%	$69,832	$267,380	$258,268	3.5%

Operating Income	$103,256	$103,173	0.1%	$109,516	$421,953	$400,598	5.3%

Interest expense & amortization of financing costs	$65,746	$61,469	7.0%	$67,852	$260,163	$220,404	18.0%
Depreciation & amortization	58,131	58,888	(1.3)%	58,652	233,106	233,481	(0.2)%

Loss before noncontrolling interest	$(20,621)	$(17,184)	20.0%	$(16,988)	$(71,316)	$(53,287)	33.8%
Real estate depreciation & amortization	58,127	58,884	(1.3)%	58,648	233,088	233,471	(0.2)%
FFO Contribution	$37,506	$41,700	(10.1)%	$41,660	$161,772	$180,184	(10.2)%

Non–building revenue	638	(1,808)	(135.3)%	(308)	(1,104)	(2,627)	(58.0)%

Interest expense & amortization of financing costs	65,746	61,469	7.0%	67,852	260,163	220,404	18.0%
Non-real estate depreciation	4	4	—%	4	18	10	80.0%
NOI	$103,894	$101,365	2.5%	$109,208	$420,849	$397,971	5.7%

Cash Adjustments
Free rent (net of amortization)	$(2,628)	$(5,177)	(49.2)%	$982	$(7,733)	$(29,469)	(73.8)%
Straight-line revenue adjustment	572	(1,720)	(133.3)%	(3,466)	(11,899)	(17,721)	(32.9)%
Amortization of acquired above and below-market leases, net	(4,555)	(4,433)	2.8%	(4,517)	(17,938)	(17,598)	1.9%
Operating lease straight-line adjustment	143	192	(25.5)%	161	678	770	(11.9)%
Straight-line tenant credit loss	(277)	(471)	(41.2)%	(16)	(455)	(1,017)	(55.3)%
Cash NOI	$97,149	$89,756	8.2%	$102,352	$383,502	$332,936	15.2%

Lease termination income	(355)	(70)	407.1%	(1,159)	(2,265)	(8,515)	(73.4)%
Cash NOI excluding lease termination income	$96,794	$89,686	7.9%	$101,193	$381,237	$324,421	17.5%

Operating Margins
NOI to real estate revenue, net	60.2%	60.0%		61.0%	61.1%	60.6%
Cash NOI to real estate revenue, net	56.3%	53.1%		57.2%	55.7%	50.7%

NOI before operating lease rent/real estate revenue, net	61.8%	61.7%		62.6%	62.8%	62.4%
Cash NOI before operating lease rent/real estate revenue, net	57.8%	54.7%		58.7%	57.3%	52.3%

Supplemental Information	21	Fourth Quarter 2023

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2023	2022	%	2023	2023	2022	%
Revenues
Rental revenue, net	$119,908	$121,117	(1.0)%	$118,447	$481,375	$487,826	(1.3)%
Escalation & reimbursement revenues	17,777	15,980	11.2%	18,073	67,945	68,648	(1.0)%
Other income	1,094	264	314.4%	2,237	4,060	3,867	5.0%
Total Revenues	$138,779	$137,361	1.0%	$138,757	$553,380	$560,341	(1.2)%

Equity in net income (loss) from unconsolidated joint ventures (1)	$(20,621)	$(17,184)	20.0%	$(16,988)	$(71,316)	$(53,287)	33.8%
Expenses
Operating expenses	$35,022	$33,823	3.5%	$36,159	$137,033	$129,549	5.8%
Real estate taxes	28,878	28,438	1.5%	29,108	115,521	112,694	2.5%
Operating lease rent	6,106	6,106	0.0%	6,106	24,423	24,423	—%
Total Operating Expenses	$70,006	$68,367	2.4%	$71,373	$276,977	$266,666	3.9%

Operating Income	$48,152	$51,810	(7.1)%	$50,396	$205,087	$240,388	(14.7)%

Interest expense & amortization of financing costs	$15,938	$15,737	1.3%	$15,991	$63,474	$55,345	14.7%
Depreciation & amortization	39,658	39,230	1.1%	39,286	158,027	155,519	1.6%

(Loss) income before noncontrolling interest	$(7,444)	$(3,157)	135.8%	$(4,881)	$(16,414)	$29,524	(155.6)%
Real estate depreciation & amortization	39,658	39,230	1.1%	39,286	158,027	155,519	1.6%
Joint Ventures Real estate depreciation & amortization (1)	58,127	58,884	(1.3)%	58,648	233,088	233,471	(0.2)%
FFO Contribution	$90,341	$94,957	(4.9)%	$93,053	$374,701	$418,514	(10.5)%

Non–building revenue	(54)	(248)	(78.2)%	(140)	(386)	(2,632)	(85.3)%
Joint Ventures Non–building revenue (1)	638	(1,808)	(135.3)%	(308)	(1,104)	(2,627)	(58.0)%

Interest expense & amortization of financing costs	15,938	15,737	1.3%	15,991	63,474	55,345	14.7%
Joint Ventures Interest expense & amortization of financing costs (1)	65,746	61,469	7.0%	67,852	260,163	220,404	18.0%
Non-real estate depreciation	—	—	—%	—	—	—	—%
Joint Ventures Non-real estate depreciation (1)	4	4	0.0%	4	18	10	80.0%
NOI	$172,613	$170,111	1.5%	$176,452	$696,866	$689,014	1.1%

Cash Adjustments
Non-cash adjustments	$(937)	$(1,050)	(10.8)%	$(1,375)	$(9,181)	$(5,140)	78.6%
Joint Ventures non-cash adjustments (1)	(6,745)	(11,609)	(41.9)%	(6,856)	(37,347)	(65,035)	(42.6)%
Cash NOI	$164,931	$157,452	4.8%	$168,221	$650,338	$618,839	5.1%

Lease termination income	$(1,023)	$(5)	20,360.0%	$(2,082)	$(3,622)	$(1,199)	202.1%
Joint Ventures lease termination income (1)	(355)	(70)	407.1%	(1,159)	(2,265)	(8,515)	(73.4)%
Cash NOI excluding lease termination income	$163,553	$157,377	3.9%	$164,980	$644,451	$609,125	5.8%

Operating Margins
NOI to real estate revenue, net	55.4%	55.6%		55.5%	56.1%	56.8%
Cash NOI to real estate revenue, net	53.0%	51.4%		53.0%	52.4%	51.0%

NOI before operating lease rent/real estate revenue, net	58.3%	58.5%		58.4%	59.0%	59.7%
Cash NOI before operating lease rent/real estate revenue, net	55.7%	54.2%		55.7%	55.2%	53.8%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	Fourth Quarter 2023

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2024	Current	Final		Principal
	Ownership	Outstanding			Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	12/31/2023	Coupon (1)		Amortization	Date	Date (2)		Maturity
Secured fixed rate debt
420 Lexington Avenue	100.0	$277,238	3.99%		$4,488	Oct-24	Oct-40		$272,750
100 Church Street (swapped)	100.0	370,000	5.89%		—	Jun-25	Jun-27		370,000
185 Broadway / 7 Dey	100.0	190,148	6.65%		—	Nov-25	Nov-26	(4)	190,148
Landmark Square	100.0	100,000	4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27	Feb-27		450,000
		$1,387,386	5.01%		$4,488				$1,382,898
Unsecured fixed rate debt
Term Loan B (swapped)		$200,000	4.41%		$—	Nov-24	Nov-24		$200,000
Unsecured notes		100,000	4.27%		—	Dec-25	Dec-25		100,000
Revolving credit facility (swapped) (3)		400,000	5.95%		—	May-26	May-27	(4)	400,000
Term Loan A (swapped)		1,050,000	4.41%	(5)	—	May-27	May-27		1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000	5.01%		—	Jul-35	Jul-35		100,000
		$1,850,000	4.77%		$—				$1,850,000

Total Fixed Rate Debt		$3,237,386	4.87%		$4,488				$3,232,898
Floating rate debt
Secured floating rate debt
Alternative strategy portfolio
690 Madison (SOFR + 50 bps)	100.0	$60,000	5.86%		$—	Jul-24	Jul-25		$60,000
719 Seventh Avenue (SOFR+ 131 bps) (3)	75.0	50,000	6.67%		—	Dec-24	Dec-24		50,000
		$110,000	6.23%		$—				$110,000

Unsecured floating rate debt
Revolving credit facility (SOFR+ 150 bps) (3)	100.0	$160,000	6.86%		$—	May-26	May-27	(4)	$160,000
		$160,000	6.86%		$—				$160,000

Total Floating Rate Debt		$270,000	6.60%		$—				$270,000

Consolidated Debt		$3,397,386	4.97%
Alternative Strategy Portfolio Debt		$110,000	6.23%
Total Debt - Consolidated		$3,507,386	5.01%		$4,488				$3,502,898
Deferred financing costs		(16,639)
Total Debt - Consolidated, net		$3,490,747	5.01%

Total Debt - Unconsolidated JV, net		$7,297,410	4.70%

Debt including SLG share of JV Debt		$9,668,054	4.55%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$1,191,607	6.80%
Total Debt including SLG share of JV Debt		$10,859,661	4.80%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,781,470	4.75%

(1) Coupon for floating rate debt determined using the effective SOFR rate at the end of the quarter of 5.35%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and result in adjusted terms.
(3) Spread includes applicable Term SOFR adjustment.
(4) As-of-right extension
(5) Represents a blended swapped rate inclusive of the effect of multiple swaps.

Supplemental Information	23	Fourth Quarter 2023

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding					2024 Principal	Current		Final		Principal
	Ownership	12/31/2023				Amortization		Maturity		Maturity		Due at Maturity
Fixed rate debt	Interest (%)	Gross Principal		SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
220 East 42nd (capped)	51.0	$505,412		$257,760	5.86%		$—	Jun-24		Jun-25		$257,760
10 East 53rd Street (capped)	55.0	220,000		121,000	5.45%		—	Feb-25		Feb-25		121,000
1515 Broadway	56.9	762,002		433,344	3.93%		11,975	Mar-25		Mar-25		419,372
450 Park Avenue (capped)	25.1	271,394		68,120	6.10%		—	Jun-25		Jun-27		68,120
11 Madison Avenue	60.0	1,400,000		840,000	3.84%		—	Sep-25		Sep-25		840,000
One Madison Avenue (capped)	25.5	733,103		186,941	3.59%		—	Nov-25		Nov-26		186,941
800 Third Avenue (swapped)	60.5	177,000		107,120	3.37%		—	Feb-26		Feb-26		107,120
919 Third Avenue (swapped)	51.0	500,000		255,000	6.11%		—	Apr-26		Apr-28		255,000
625 Madison Avenue	90.4	199,987	(3)	180,848	5.11%		—	Dec-26		Dec-26		180,848
245 Park Avenue	50.1	1,768,000		885,768	4.30%		—	Jun-27		Jun-27		885,768
One Vanderbilt Avenue	71.0	3,000,000		2,130,300	2.95%		—	Jul-31		Jul-31		2,130,300
		$9,536,898		$5,466,201	3.86%	(4)	$11,975					$5,452,229
Alternative strategy portfolio
717 Fifth Avenue (5)	10.9	$655,328		$71,536	5.02%		$—	Jul-22	(5)	Jul-22	(5)	$71,536
650 Fifth Avenue	50.0	65,000		32,500	5.45%		—	Oct-23	(6)	Jan-24	(6)	32,500
5 Times Square (capped)	31.6	477,783		150,740	7.13%		—	Sep-24		Sep-26		150,740
115 Spring Street	51.0	65,550		33,431	5.50%		—	Mar-25		Mar-25		33,431
Worldwide Plaza	25.0	1,200,000		299,400	3.98%		—	Nov-27		Nov-27		299,400
		$2,463,661		$587,607	5.08%	(4)	$—					$587,607

Total Fixed Rate Debt		$12,000,559		$6,053,808	3.98%	(4)	$11,975					$6,039,836
Floating rate debt
100 Park Avenue (SOFR + 236 bps) (7)	49.9	$360,000		$179,640	7.72%		$—	Jan-24	(8)	Dec-25		$179,640
15 Beekman (SOFR + 161 bps) (7)	20.0	124,137		24,827	6.97%		—	Jan-24	(9)	Jul-25		24,827
280 Park Avenue (SOFR + 203 bps)	50.0	1,200,000		600,000	7.39%		—	Sep-24		Sep-24		600,000
		$1,684,137		$804,467	7.45%	(4)	$—					$804,467
Alternative strategy portfolio
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000		$6,900	6.67%	(10)	—	Feb-23	(11)	Feb-23	(11)	$6,900
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000		105,000	7.61%		—	Oct-23	(6)	Jan-24	(6)	105,000
2 Herald Square (SOFR + 206 bps) (7) (12)	51.0	182,500	(12)	93,075	7.42%		—	Nov-23	(6)	Nov-23	(6)	93,075
1552 Broadway (SOFR + 275 bps) (7)	50.0	193,133		96,567	8.11%		—	Feb-24		Feb-24		96,567
5 Times Square (SOFR + 565 bps)	31.6	610,010		192,458	11.00%		—	Sep-24		Sep-26		192,458
		$1,218,643		$494,000	8.98%	(4)	$—					$494,000

Total Floating Rate Debt		$2,902,780		$1,298,467	8.03%	(4)	$—					$1,298,467

Unconsolidated JV Debt		$11,221,035		$6,270,668	4.32%	(4)
Alternative Strategy Portfolio Debt		$3,682,304		$1,081,607	6.86%	(4)
Total Debt - Unconsolidated JV		$14,903,339		$7,352,275	4.70%	(4)	$11,975					$7,338,303
	Deferred financing costs	(104,062)		(54,865)
Total Debt - Unconsolidated JV, net		$14,799,277		$7,297,410	4.70%	(4)

(1) Coupon for floating rate debt determined using the effective SOFR rate at the end of the quarter of 5.35%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and result in adjusted terms.
(3) Represents $168.9M of loan principal and $31.1M of accrued interest.
(4) Calculated based on SL Green's share of the outstanding debt.
(5) The asset was sold and associated debt repaid in January 2024.
(6) The Company is in discussions with the lender on resolution of the past maturity.
(7) Spread includes applicable Term SOFR adjustment.
(8) The Company is in discussions with the lender to exercise the available extension option.
(9) In January 2024, the maturity date of the loan was extended to July 2024.
(10) The coupon rate is based on the last available LIBOR on June 30, 2023.
(11) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.
(12) The Company closed on the acquisition of additional interests in the joint venture in January 2024, which increased the Company's interest to 95%. In addition, the joint venture entered into an agreement to satisfy the existing mortgage for a net payment of $7.0 million.

Supplemental Information	24	Fourth Quarter 2023

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Debt		Alternative Strategy Portfolio		Debt - Total
Fixed Rate Debt
Consolidated	$3,237,386		$—		$3,237,386
SLG Share of JV	5,466,201		587,607		6,053,808
Total Fixed Rate Debt	$8,703,587	90.0%	$587,607	49.3%	$9,291,194	85.6%

Floating Rate Debt
Consolidated	$160,000		$110,000		$270,000
SLG Share of JV	804,467		494,000		1,298,467
	964,467	10.0%	604,000	50.7%	1,568,467	14.4%
Debt & Preferred Equity and Other Investments	(118,899)	(1.2)%	(49,846)	(4.2)%	(168,745)	(1.6)%
Total Floating Rate Debt	$845,568	8.7%	$554,154	46.5%	$1,399,722	12.9%

Total Debt	$9,668,054		$1,191,607		$10,859,661

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	34.5%	Less than 60%
Consolidated Fixed Charge Coverage	1.50x	Greater than 1.40x
Maximum Secured Indebtedness	16.5%	Less than 50%
Maximum Unencumbered Leverage Ratio	36.3%	Less than 60%

Unsecured Notes Covenants (1)
	Actual	Required
Total Debt / Total Assets	34.4%	Less than 60%
Secured Debt / Total Assets	19.2%	Less than 40%
Debt Service Coverage	1.54x	Greater than 1.50x
Unencumbered Assets / Unsecured Debt	344.5%	Greater than 150%

(1) Covenants calculated pursuant to the terms of the underlying facility or notes.

Supplemental Information	25	Fourth Quarter 2023

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
			Ownership	Notional Value	Fair Value
Secured Debt			Interest (%)	12/31/2023	12/31/2023		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
100 Church Street			100.0	$370,000	$(3,044)		Swap	3.89%	November 2022	June 2027

Unsecured Debt
Term Loan A			100.0	$150,000	$11		Swap	2.60%	December 2021	January 2024
Term Loan A			100.0	150,000	4,011		Swap	2.62%	December 2021	January 2026
Term Loan A			100.0	200,000	6,378		Swap	2.59%	February 2023	February 2027
Term Loan A			100.0	100,000	2,281		Swap	2.90%	February 2023	February 2027
Term Loan A			100.0	100,000	2,775		Swap	2.73%	February 2023	February 2027
Term Loan A			100.0	50,000	1,781		Swap	2.46%	February 2023	February 2027
Term Loan A			100.0	300,000	7,306		Swap	2.87%	July 2023	May 2027

Revolving credit facility			100.0	$200,000	$5		Swap	4.41%	November 2022	January 2024
Revolving credit facility			100.0	200,000	5		Swap	4.49%	November 2022	January 2024

Term Loan B			100.0	$200,000	$5,196		Swap	2.66%	December 2021	January 2026

Junior subordinated deferrable interest debentures			100.0	$100,000	$(646)		Swap	3.76%	January 2023	January 2028

Forward-starting Derivatives
Term Loan A			100.0	$150,000	$549		Swap	3.52%	January 2024	May 2027

SLGOP - One Madison Avenue			100.0	$300,000	$(10,273)	(2)	Swap	4.49%	November 2024	November 2027

Unconsolidated JV Interest Rate Derivatives
		Notional Value		Fair Value
	Ownership	12/31/2023		12/31/2023
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
10 East 53rd Street	55.0	$220,000	$121,000	$318	$175		Cap	4.00%	February 2023	February 2024

One Madison Avenue	25.5	$484,069	$123,438	$8,330	$2,124		Cap	0.49%	February 2022	May 2024
One Madison Avenue	25.5	484,069	123,438	8,331	2,124		Cap	0.49%	February 2022	May 2024

220 East 42nd Street	51.0	$505,412	$257,760	$4,948	$2,523		Cap	3.00%	June 2023	June 2024

450 Park Avenue	25.1	$272,000	$68,272	$1,675	$420		Cap	4.00%	August 2023	August 2024

5 Times Square (3)	31.6	$477,783	$150,740	$5,213	$1,645		Cap	3.50%	September 2023	September 2024

919 Third Avenue	51.0	$250,000	$127,500	$1,818	$927		Swap	3.61%	April 2023	February 2026
919 Third Avenue	51.0	250,000	127,500	1,819	928		Swap	3.61%	April 2023	February 2026

800 Third Avenue	60.5	$177,000	$107,120	$8,686	$5,257		Swap	1.55%	December 2022	February 2026

Forward-starting Derivatives
One Madison Avenue	25.5	$278,161	$70,931	$948	$242		Cap	4.00%	May 2024	November 2024
One Madison Avenue	25.5	278,161	70,931	948	242		Cap	4.00%	May 2024	November 2024

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Changes in fair value recognized in the calculation of FFO.
(3) Alternative Strategy Portfolio asset.

Supplemental Information	26	Fourth Quarter 2023

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		2024 Scheduled		2025 Scheduled		2026 Scheduled		2027 Scheduled		Lease	Year of Final
Property		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$6,909		$6,909		$6,909		$6,909		$86,180	2043
SL Green Headquarters at One Vanderbilt		1,695	(4)	1,736	(4)	1,776	(4)	1,779	(4)	91,648	2048
SUMMIT One Vanderbilt		6,958	(4)	6,958	(4)	6,958	(4)	6,958	(4)	434,180	2070
420 Lexington Avenue		11,199		11,199		11,199		11,199		173,081	2080
711 Third Avenue		5,500	(5)	5,500	(5)	5,500	(5)	5,500	(5)	42,603 (5)	2083
Total		$32,261		$32,302		$32,342		$32,345		$827,692

Financing Leases
15 Beekman		$3,180		$3,228		$3,276		$3,325		$105,531	2119	(6)
Total		$3,180		$3,228		$3,276		$3,325		$105,531

	SLG	2024 Scheduled		2025 Scheduled		2026 Scheduled		2027 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	33.3	$614		$614		$614		$693		$3,455	2029
885 Third Avenue	34.1	259		259		259		259		5,183	2080

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$1,790		$1,790		$1,802		$1,935		$14,797	2053
650 Fifth Avenue (Floors b-3)	50.0	1,569		1,569		1,571		1,585		31,728	2062
5 Times Square	31.6	—	(8)	—	(8)	—	(8)	—	(8)	— (8)	2089
1560 Broadway	50.0	7,272		7,476		7,554		7,610		63,085	2114

Total		$11,504		$11,708		$11,800		$12,082		$118,248

Financing Leases
One Vanderbilt Avenue Garage	71.0	$209		$211		$213		$215		$3,433	2069

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$7,364		$7,364		$7,364		$7,364		$103,107	2062
2 Herald Square (9)	51.0	7,654		7,845		8,041		8,242		218,683	2077	(6)

Total		$15,227		$15,420		$15,618		$15,821		$325,223

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of December 31, 2023.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.
(8) The base rent amount is determined semi-annually by the City of New York under a payment in-lieu of real estate taxes (PILOT) program.
(9) The Company closed on the acquisition of additional interests in the joint venture in January 2024, which increased the Company's interest to 95%.

Supplemental Information	27	Fourth Quarter 2023

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

12/31/2022		$623,280	$676,268	6.62%	6.47%

Debt investment originations/fundings/accretion	(4)	8,455
Preferred Equity investment originations/accretion	(4)	1,958
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		(6,890)
3/31/2023		$626,803	$635,651	5.75%	5.89%

Debt investment originations/fundings/accretion	(4)	7,660
Preferred Equity investment originations/accretion	(4)	2,013
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
6/30/2023		$636,476	$645,812	5.83%	6.07%

Debt investment originations/fundings/accretion	(4)	45,730
Preferred Equity investment originations/accretion	(4)	2,068
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(349,947)
Reserves/Realized Losses		—
9/30/2023		$334,327	$608,701	6.15%	8.21%

Debt investment originations/fundings/accretion	(4)	10.315
Preferred Equity investment originations/accretion	(4)	2,103
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
12/31/2023		$346,745	$358,011	7.79%	7.92%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	28	Fourth Quarter 2023

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$168,745	$50,000	$218,745		$1,071,858	$568	8.53%	8.68%

Preferred Equity	—	128,000	128,000		250,000	$767	6.46%	6.55%

Balance as of 12/31/2023	$168,745	$178,000	$346,745	(4)		$641	7.79%	7.92%

	Debt and Preferred Equity Maturity Profile (4)
	2024	2025	2026	2027	2028 & Thereafter
Floating Rate	$120,422	$—	$48,323	$—	$—
Fixed Rate	—	30,000	—	128,000	20,000
Sub-total	$120,422	$30,000	$48,323	$128,000	$20,000

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 1.90 years. Approximately 31.2% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.22 years.

Supplemental Information	29	Fourth Quarter 2023

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)		Property		Senior			Yield At End
Investment Type	12/31/2023		Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Preferred Equity	$128,000		Multi-Family Rental	Manhattan	$250,000	$767	Fixed	6.55%

Mezzanine Loan	62,333		Multi-Family Rental	Brooklyn	271,774	$548	Floating	15.13%

Mezzanine Loan (4)	49,846	(4)	Office	Manhattan	275,000	$414	Floating	(5)

Mezzanine Loan	48,323		Office	Manhattan	186,084	$718	Floating	10.46%

Mezzanine Loan	30,000		Office	Manhattan	95,000	$573	Fixed	8.52%

Mezzanine Loan	20,000		Multi-Family Rental	Brooklyn	85,000	$696	Fixed	8.11%

Mezzanine Loan	8,243		Office	Manhattan	54,000	$449	Floating	18.11%

Total	$346,745

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Alternative Strategy Portfolio asset.
(5) Loan was put on non-accrual in the first quarter of 2023 and continues to be on non-accrual as of December 31, 2023.

Supplemental Information	30	Fourth Quarter 2023

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	December 31, 2023		September 30, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.4	90.3	92.9	90.3	90.3	$47,097	$47,097	18
110 Greene Street	100.0	Soho	Fee Interest	223,600	0.9	89.7	90.3	87.9	89.7	17,966	17,966	55
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.5	99.3	99.3	99.9	99.9	48,039	48,039	24
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	0.9	100.0	100.0	100.0	100.0	18,547	18,547	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.0	86.6	87.3	87.4	88.3	81,510	81,510	167
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.8	76.0	76.0	82.2	82.2	13,949	13,949	13
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	3.9	73.9	76.3	73.4	73.8	46,469	46,469	27
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.0	97.8	97.8	96.8	96.8	55,679	55,679	10
711 Third Avenue	100.0 (3)	Grand Central North	Leasehold Interest (4)	524,000	2.2	95.3	95.3	94.7	94.7	34,953	34,953	21
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	2.9	81.3	82.0	82.5	82.9	40,523	40,523	40
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.5	70.7	74.4	69.3	69.3	67,582	67,582	12
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.4	72.0	75.2	72.7	76.7	32,790	32,790	43

Subtotal / Weighted Average				8,180,345	34.4%	85.1%	86.6%	85.1%	85.6%	$505,104	$505,104	437

"Non Same Store"
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	0.9	81.3	81.3	81.3	81.3	$11,612	$11,612	12

Subtotal / Weighted Average				218,796	0.9%	81.3%	81.3%	81.3%	81.3%	$11,612	$11,612	12

Total / Weighted Average Consolidated Properties				8,399,141	35.3%	85.0%	86.4%	85.0%	85.5%	$516,716	$516,716	449

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	354,300	1.5	98.1	98.1	98.1	98.1	$33,529	$18,441	40
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	9.7	96.2	96.2	96.2	96.2	168,090	100,854	9
100 Park Avenue	50.0	Grand Central South	Fee Interest	834,000	3.5	77.4	77.4	77.7	77.7	55,913	27,956	36
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.1	94.1	94.1	96.9	97.6	134,037	67,019	37
800 Third Avenue	60.5	Grand Central North	Fee Interest	526,000	2.2	78.8	83.4	80.3	84.0	31,670	19,161	38
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.1	80.0	80.0	78.9	80.0	83,623	42,648	9
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	7.3	99.7	99.7	99.7	99.7	136,705	77,785	7
Worldwide Plaza (5)	25.0	Westside	Fee Interest	2,048,725	8.6	91.8	91.8	91.8	91.8	146,260	36,491	22
Added to Same Store in 2023
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1,657,198	7.0	97.8	99.4	97.8	99.4	272,560	193,545	39
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	4.8	88.4	88.4	88.9	88.9	67,721	34,538	31

Subtotal / Weighted Average				13,292,381	55.8%	91.7%	92.1%	92.0%	92.5%	$1,130,108	$618,438	268

"Non Same Store"
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	7.5	74.6	83.2	80.7	82.9	$132,115	$66,189	13
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.4	82.3	92.5	82.9	92.5	34,979	8,780	21

Subtotal / Weighted Average				2,119,793	8.9%	75.8%	84.7%	81.1%	84.4%	$167,094	$74,969	34

Total / Weighted Average Unconsolidated Properties				15,412,174	64.7%	89.5%	91.1%	90.5%	91.4%	$1,297,202	$693,407	302

Manhattan Operating Properties Grand Total / Weighted Average				23,811,315	100.0%	87.9%	89.4%	88.5%	89.3%	$1,813,918	$1,210,123	751
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent
Manhattan Operating Properties Same Store Occupancy %				21,472,726	90.2%	89.2%	90.0%	89.4%	89.9%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) The Company owns 50% of the fee interest.
(5) Alternative Strategy Portfolio property.

Supplemental Information	31	Fourth Quarter 2023

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total		December 31, 2023		September 30, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES
"Same Store" Retail
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	36.4		100.0	100.0	100.0	100.0	$2,250	$816	1

Subtotal/Weighted Average				12,946	36.4%		100.0%	100.0%	100.0%	100.0%	$2,250	$816	1

"Non Same Store" Retail
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	63.6		100.0	100.0	—	100.0	$18,362	$18,362	1

Subtotal/Weighted Average				22,648	63.6%		100.0%	100.0%	—%	100.0%	$18,362	$18,362	1

Total / Weighted Average Retail Properties				35,594	100.0%		100.0%	100.0%	36.4%	100.0%	$20,612	$19,178	2

	Ownership				Total		December 31, 2023		September 30, 2023		Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (4)
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)	($'s)

RESIDENTIAL PROPERTIES
"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209		95.2	96.7	96.2	96.7	$11,385	$11,384	$4,767
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	(5)	100.0	100.0	100.0	100.0	13,473	2,695	—
Subtotal/Weighted Average				362,266	693		98.6%	99.0%	98.8%	99.0%	$24,858	$14,079	$4,767

Total / Weighted Average Residential Properties				362,266	693		98.6%	99.0%	98.8%	99.0%	$24,858	$14,079	$4,767

	Ownership				% of Total		December 31, 2023		September 30, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

SUBURBAN PROPERTIES
"Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	862,800	100.0		77.1	77.1	77.4	77.4	$19,378	$19,378	100

Subtotal/Weighted Average				862,800	100.0%		77.1%	77.1%	77.4%	77.4%	$19,378	$19,378	100

Total / Weighted Average Suburban Properties				862,800	100.0%		77.1%	77.1%	77.4%	77.4%	$19,378	$19,378	100

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) Calculated based on occupied units. Amount in dollars.
(5) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	32	Fourth Quarter 2023

SELECTED PROPERTY DATA Development / Redevelopment, Alternative Strategy Portfolio & Construction in Progress Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	December 31, 2023		September 30, 2023		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	1.0	5.5	5.5	5.5	5.5	$32	$32	$14,016	1
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	3.6	34.5	34.5	34.5	34.5	3,323	3,323	48,512	4
625 Madison Avenue	90.4	Plaza District	Fee Interest	563,000	40.0	—	—	16.1	16.1	—	—	629,542	—
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	55.4	17.7	17.7	18.0	18.0	10,876	10,876	273,614	21

Total / Weighted Average Development / Redevelopment Properties				1,407,845	100.0%	11.1%	11.1%	17.7%	17.7%	$14,231	$14,231	$965,684	26

	Ownership				% of Total	December 31, 2023		September 30, 2023		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square (4)	51.0	Herald Square	Leasehold Interest	369,000	9.6	34.5	34.5	34.5	34.5	$19,815	$10,106	$(14,311)	4
5 Times Square	31.6	Times Square	Leasehold Interest	1,127,931	29.4	23.3	23.3	23.3	23.3	27,069	8,540	$147,455	3
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	0.4	100.0	100.0	100.0	100.0	3,480	1,044	$(1,383)	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.1	100.0	100.0	100.0	100.0	3,984	2,032	$(5,465)	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	1.8	100.0	100.0	100.0	100.0	40,064	20,032	$(64,776)	1
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,848	0.2	100.0	100.0	100.0	100.0	1,505	1,505	$(7,930)	1
717 Fifth Avenue (5)	10.9	Midtown/Plaza District	Fee Interest	119,550	3.1	90.4	90.4	90.4	90.4	29,362	3,206	$0	5
719 Seventh Avenue	75.0	Times Square	Fee Interest	10,040	0.3	—	—	—	—	—	—	$28,163	—
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718	1.5	88.3	88.3	88.3	88.3	30,764	15,382	$0	3
Worldwide Plaza (6)	25.0	Westside	Fee Interest	2,048,725	53.6	91.8	91.8	91.8	91.8	146,256	36,490	$94,137	22

Total / Weighted Average Alternative Strategy Portfolio Properties				3,832,394	100.0%	66.0%	66.0%	66.0%	66.0%	$302,299	$98,337	$175,890	41

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) The Company closed on the acquisition of additional interests in the joint venture in January 2024, which increased the Company's interest to 95%.
(5) Along with its joint venture partner, the Company closed on the sale of this property in January 2024.
(6) Property included on the Manhattan Operating Properties list.

Construction in Progress
							Future Equity				Development
					Equity Contributed		Contributions		Financing		Budget
Building Address		Ownership		Percentage
	Square Feet	Interest (%)	TCO (1)	Leased	Company	Partners	Company	Partners	Drawn	Available	Total (2)

One Madison	1,396,426	25.5	Q3 2023	56.1	$276,092	$761,157	$—	$—	$733,103	$516,897	$2,287,249
760 Madison - Residential Condominiums	35,926	100.0	(3)	(3)	106,831	—	50,763	—	—	—	157,594

Total Construction In Progress					$382,923	$761,157	$50,763	$—	$733,103	$516,897	$2,444,843

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) The residences are expected to be complete in Q3 2024.

Supplemental Information	33	Fourth Quarter 2023

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	December 31, 2023		September 30, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.5	100.0	100.0	—	100.0	$18,362	$18,362	1

Subtotal / Weighted Average				22,648	1.5%	100.0%	100.0%	—%	100.0%	$18,362	$18,362	1

HIGH STREET RETAIL - Unconsolidated Properties
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	0.9	100.0	100.0	100.0	100.0	$2,250	$816	1

Subtotal / Weighted Average				12,946	0.9%	100.0%	100.0%	100.0%	100.0%	$2,250	$816	1

Total / Weighted Average High Street Retail				35,594	2.4%	100.0%	100.0%	36.4%	100.0%	$20,612	$19,178	2

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.1	96.2	96.2	96.2	96.2	$3,904	$3,904	9
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.1	100.0	100.0	100.0	100.0	4,486	4,486	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.1	100.0	100.0	100.0	100.0	4,732	4,732	7
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.1	100.0	100.0	100.0	100.0	3,323	3,323	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	1.7	100.0	100.0	100.0	100.0	3,634	3,634	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	3.6	93.6	93.6	93.6	93.6	4,826	4,826	5
461 Fifth Avenue	100.0	Midtown	Fee Interest	17,114	1.1	—	—	—	—	—	—	—
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	2.8	68.5	68.5	56.7	56.7	4,297	4,297	7
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	3.5	100.0	100.0	100.0	100.0	3,028	3,028	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	1.7	100.0	100.0	100.0	100.0	3,472	3,472	3
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	1.6	47.5	47.5	47.5	47.5	1,779	1,779	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.2	98.6	98.6	98.6	98.6	4,712	4,712	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	12,403	0.8	64.2	64.2	64.2	64.2	468	468	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	58,271	3.9	98.3	98.3	85.1	85.1	5,306	5,306	4
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.2	100.0	100.0	98.7	98.7	2,650	2,650	6

Subtotal / Weighted Average				474,867	31.5%	88.5%	88.5%	85.8%	85.8%	$50,617	$50,617	64

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	34,885	2.3	100.0	100.0	100.0	100.0	$5,779	$4,104	7
10 East 53rd Street	55.0	Plaza District	Fee Interest	38,657	2.6	100.0	100.0	100.0	100.0	3,887	2,138	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	38,800	2.6	96.4	96.4	96.4	96.4	3,488	2,093	4
100 Park Avenue	50.0	Grand Central South	Fee Interest	40,022	2.7	97.1	97.1	97.1	97.1	3,141	1,570	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.3	67.1	67.1	86.1	86.1	1,577	804	3
245 Park Avenue	50.1	Park Avenue	Fee Interest	37,220	2.5	50.7	50.7	50.7	50.7	1,161	582	3
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	1.9	93.9	93.9	93.9	93.9	1,645	822	2
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.4	100.0	100.0	100.0	100.0	1,563	392	1
625 Madison Avenue (4)	90.4	Plaza District	Fee Interest	78,489	5.2	—	—	63.1	63.1	—	—	—
800 Third Avenue	60.5	Grand Central North	Fee Interest	9,900	0.7	28.3	28.3	28.3	28.3	375	227	1
919 Third Avenue	51.0	Grand Central North	Fee Interest	31,004	2.1	98.9	98.9	98.9	98.9	3,889	1,983	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	11.9	99.8	99.8	99.8	99.8	30,952	17,613	7

Subtotal / Weighted Average				559,390	37.2%	78.5%	78.5%	88.5%	88.5%	$57,457	$32,328	42

Total / Weighted Average Other Retail				1,034,257	68.7%	83.1%	83.1%	87.3%	87.3%	$108,074	$82,945	106

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.

Supplemental Information	34	Fourth Quarter 2023

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership					% of Total	December 31, 2023		September 30, 2023		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	7,944		0.5	100.0	100.0	100.0	100.0	$1,505	$1,505	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	10,040		0.7	—	—	—	—	—	—	—

Subtotal / Weighted Average				17,984		1.2%	44.2%	44.2%	44.2%	44.2%	$1,505	$1,505	1

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square (4)(5)	51.0	Herald Square	Leasehold Interest	94,531		6.3	40.6	40.6	40.6	40.6	$9,663	$4,928	3
5 Times Square (4)	31.6	Times Square	Leasehold Interest	42,934		2.9	56.9	56.9	56.9	56.9	4,260	1,344	2
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150		1.1	100.0	100.0	100.0	100.0	3,480	1,044	1
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.3	100.0	100.0	100.0	100.0	3,984	2,032	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		4.6	100.0	100.0	100.0	100.0	40,064	20,032	1
717 Fifth Avenue (6)	10.9	Midtown/Plaza District	Fee Interest	119,550		7.9	90.4	90.4	90.4	90.4	29,362	3,206	5
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718		3.8	88.3	88.3	88.3	88.3	30,764	15,382	3
Worldwide Plaza	25.0	Westside	Fee Interest	10,592	(7)	0.8	84.9	84.9	78.5	78.5	1,213	303	7

Subtotal / Weighted Average				416,907		27.7%	77.3%	77.3%	77.2%	77.2%	$122,790	$48,271	23

Total / Weighted Average Alternative Strategy Portfolio				434,891		28.9%	76.0%	76.0%	75.8%	75.8%	$124,295	$49,776	24

Retail Grand Total / Weighted Average				1,504,742		100.0%	81.4%	81.4%	82.8%	84.3%	$252,981	$151,899	132

(1) Represents the rentable square footage at the time the property was acquired.
(2) Occupancy for commenced leases.
(3) Occupancy inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.
(5) The Company closed on the acquisition of additional interests in the joint venture in January 2024, which increased the Company's interest to 95%.
(6) The asset was sold in January 2024.
(7) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	Fourth Quarter 2023

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (1)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF		Credit Rating (3)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,126	$105,728	$60,159	4.5%	$65.95
	555 West 57th Street	100.0	Dec 2023	137,072	7,251	7,251	0.8	52.90
	555 West 57th Street	100.0	Apr 2029	180,779	10,048	10,047	0.5	55.58
	1515 Broadway	56.9	Mar 2028	9,106	2,113	1,203	0.1	232.09
	Worldwide Plaza	25.0	Jan 2027	32,598	2,526	630	—	77.49
				1,962,681	$127,666	$79,290	5.9%	$65.05		BBB-

Credit Suisse (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,184,762	$75,934	$45,561	3.4%	$64.09		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$50,958	$30,576	2.4%	$88.04		A

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	193,159	$25,412	$18,045	1.3%	$131.56
	One Vanderbilt Avenue	71.0	Aug 2041	6,843	3,234	2,296	0.2	472.58
	125 Park Avenue	100.0	Oct 2025	6,234	2,029	2,029	0.2	325.47
	125 Park Avenue	100.0	Oct 2030	26,536	1,835	1,835	0.1	69.16
	125 Park Avenue	100.0	Mar 2034	25,171	1,611	1,611	0.1	64.00
				257,943	$34,121	$25,816	1.9%	$132.28		AA-

Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	749,216	$50,549	$25,780	1.9%	$67.47
Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	50,566	25,334	1.9	97.09		A
Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	32,994	23,429	1.8	169.46		A-
The City of New York	100 Church Street	100.0	Mar 2034	510,007	21,145	21,145	1.6	41.46		Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	21,134	21,134	1.6	96.82

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$19,905	$19,905	1.5%	$57.72
	420 Lexington Avenue	100.0	Jan 2027	7,537	444	444	—	58.89
				352,410	$20,349	$20,349	1.5%	$57.74	(4)	A3

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$40,064	$20,032	1.5%	$578.84		AA-

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$13,641	$13,641	1.0%	$78.36
	11 Madison Avenue	60.0	Sep 2030	104,618	10,504	6,302	0.5	100.41
				278,687	$24,145	$19,943	1.5%	$86.64

Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,362	$18,362	1.4%	$810.76
	717 Fifth Avenue (5)	10.9	Dec 2023	46,940	2,300	251	—	49.00
				69,588	$20,662	$18,613	1.4%	$296.92

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Dec 2042	146,642	$24,857	$17,651	1.4%	$169.51
	420 Lexington Avenue	100.0	Oct 2026	10,043	619	619	—	61.60
				156,685	$25,476	$18,270	1.4%	$162.59

The Toronto Dominion Bank	One Vanderbilt Avenue	71.0	Apr 2042	142,892	$20,467	$14,533	1.1%	$143.23
	125 Park Avenue	100.0	Apr 2042	52,450	3,583	3,583	0.2	68.32
				195,342	$24,050	$18,116	1.3%	$123.12		AA-

Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$70,134	$17,498	1.3%	$113.64
Stone Ridge Holdings Group LP	One Vanderbilt Avenue	71.0	Dec 2037	97,652	$22,014	$15,632	1.2%	$225.43	(4)
Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,540	$15,540	1.2%	$92.96		BBB-
BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$12,857	$12,857	1.0%	$56.75		A

Greenberg Traurig LLP	One Vanderbilt Avenue	71.0	Oct 2037	99,888	$12,661	$8,990	0.7%	$126.75
	420 Lexington Avenue	100.0	Nov 2037	49,049	3,355	3,356	0.2	68.41
				148,937	$16,016	$12,346	0.9%	$107.54

Total				8,556,583	$756,374	$487,261	36.4%	$88.40

(1) Expiration of current lease term and does not reflect extension options.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(3) Corporate or bond rating from S&P, Fitch or Moody's.
(4) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.
(5) The asset was sold in January 2024.

Supplemental Information	36	Fourth Quarter 2023

MANHATTAN TENANT DIVERSIFICATION Unaudited

(1) Excluding residential tenants.

Supplemental Information	37	Fourth Quarter 2023

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 09/30/23			2,760,989

Space which became available during the Quarter (3):
Office
	100 Park Avenue	2	32,283	36,050	$84.82
	125 Park Avenue	1	3,217	3,412	67.98
	245 Park Avenue	2	109,884	108,488	83.45
	280 Park Avenue	3	42,412	42,773	124.39
	420 Lexington Avenue	17	42,305	59,360	61.47
	450 Park Avenue	1	1,926	1,926	104.54
	461 Fifth Avenue	1	10,595	11,232	81.50
	800 Third Avenue	2	9,325	9,400	90.33
	810 Seventh Avenue	2	11,264	12,164	68.68
	1350 Avenue of the Americas	2	8,482	8,697	94.90
	Total/Weighted Average	33	271,693	293,502	$84.97

Retail
	220 East 42nd Street	1	5,984	6,418	$58.55
	Total/Weighted Average	1	5,984	6,418	$58.55

Storage
	420 Lexington Avenue	1	486	597	$29.09
	461 Fifth Avenue	1	1,971	2,699	36.06
	Total/Weighted Average	2	2,457	3,296	$34.80

	Total Space which became available during the Quarter
	Office	33	271,693	293,502	$84.97
	Retail	1	5,984	6,418	$58.55
	Storage	2	2,457	3,296	$34.80
		36	280,134	303,216	$83.86

	Total Available Space		3,041,123

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	38	Fourth Quarter 2023

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				3,041,123

Office
	100 Park Avenue	1	11.5	30,503	34,044	$67.00	$85.00	$160.62	18.0
	110 Greene Street	1	3.2	4,126	4,126	85.00	—	71.39	—
	280 Park Avenue	1	11.0	8,650	8,936	117.00	107.82	190.02	12.0
	420 Lexington Avenue	14	6.4	34,289	46,798	60.64	64.56	61.39	3.3
	711 Third Avenue	1	2.3	2,886	3,141	57.00	—	2.71	3.0
	800 Third Avenue	1	1.5	1,710	1,725	67.00	81.20	—	—
	810 Seventh Avenue	1	7.7	2,987	3,262	53.00	—	149.62	8.0
	919 Third Avenue	1	10.0	16,228	17,586	72.00	71.36	141.78	12.0
	1350 Avenue of the Americas	1	2.1	4,219	4,332	77.00	—	116.87	1.0
	Total/Weighted Average	22	8.3	105,598	123,950	$69.24	$78.83	$111.58	9.1

Retail
	485 Lexington Avenue	1	10.5	4,830	4,945	$36.40	$—	$—	6.0
	555 West 57th Street	1	11.0	8,893	11,741	63.88	—	4.26	12.0
	1185 Avenue of the Americas	1	17.5	14,396	14,309	69.89	—	—	14.0
	1350 Avenue of the Americas	1	10.3	240	221	57.01	46.05	—	3.0
	Worldwide Plaza	1	15.4	673	647	129.83	—	—	5.0
	Total/Weighted Average	5	13.9	29,032	31,863	$63.61	$46.05	$1.57	11.8

Leased Space
	Office (4)	22	8.3	105,598	123,950	$69.24	$78.83	$111.58	9.1
	Retail	5	13.9	29,032	31,863	$63.61	$46.05	1.57	11.8
	Total	27	9.4	134,630	155,813	$68.09	$78.75	$89.08	9.6

Total Available Space as of 12/31/23				2,906,493
Early Renewals
Office
	10 East 53rd Street	2	1.2	6,127	6,879	$91.53	$89.64	$2.53	0.6
	280 Park Avenue	1	15.0	131,183	141,589	130.59	117.93	100.00	12.0
	420 Lexington Avenue	1	1.1	752	1,003	60.00	60.00	—	—
	Total/Weighted Average	4	14.3	138,062	149,471	$128.32	$116.24	$94.84	11.4

Retail					—
	Worldwide Plaza	1	2.0	1,495	1,501	$44.99	$47.68	$—	—
	Total/Weighted Average	1	2.0	1,495	1,501	$44.99	$47.68	$—	—

Renewals
	Early Renewals Office	4	14.3	138,062	149,471	$128.32	$116.24	$94.84	11.4
	Early Renewals Retail	1	2.0	1,495	1,501	$44.99	$47.68	—	—
	Total	5	14.2	139,557	150,972	$127.49	$115.56	$93.90	11.3

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $71.75/rsf for 86,232 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $107.62/rsf for 235,703 rentable SF.

Supplemental Information	39	Fourth Quarter 2023

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
Wholly-Owned and Consolidated JV Properties

2023 (4)	16	177,309	177,309	2.3%	$10,016,868	$10,016,868	$56.49	$59.01

1st Quarter 2024	9	40,596	40,596	0.5%	$3,623,916	$3,623,916	$89.27	$72.65
2nd Quarter 2024	19	55,415	55,415	0.7%	3,451,449	3,451,449	62.28	58.02
3rd Quarter 2024	11	106,551	106,551	1.4%	4,049,418	4,049,418	38.00	36.79
4th Quarter 2024	20	288,851	288,851	3.9%	17,558,046	17,558,046	60.79	57.84
Total 2024	59	491,413	491,413	6.5%	$28,682,829	$28,682,829	$58.37	$54.52

2025	71	680,624	680,624	9.0%	$55,301,323	$55,301,323	$81.25	$67.23
2026	54	776,991	776,991	10.2%	53,956,330	53,956,330	69.44	65.44
2027	55	650,165	650,165	8.6%	52,559,470	52,559,470	80.84	64.19
2028	53	698,668	698,668	9.2%	52,371,028	52,371,028	74.96	67.99
2029	33	591,177	591,177	7.8%	38,909,520	38,909,520	65.82	60.79
2030	22	696,540	696,540	9.2%	49,396,547	49,396,547	70.92	66.02
2031	18	321,405	321,405	4.2%	22,841,818	22,841,818	71.07	67.96
2032	16	669,608	669,608	8.8%	40,664,070	40,664,070	60.73	54.14
Thereafter	60	1,835,137	1,835,137	24.2%	112,016,314	112,016,314	61.04	54.67
Grand Total	457	7,589,037	7,589,037	100.0%	$516,716,117	$516,716,117	$68.09	$61.07

Unconsolidated JV Properties

2023 (4)	6	114,048	56,717	0.8%	$11,892,355	$5,933,763	$104.27	$83.77

1st Quarter 2024	8	122,938	59,457	0.9%	$13,392,794	$6,381,783	$108.94	$105.28
2nd Quarter 2024	7	56,635	31,708	0.4%	4,804,151	2,658,489	84.83	71.55
3rd Quarter 2024	5	604,236	157,022	4.4%	69,411,649	18,412,943	114.88	81.77
4th Quarter 2024	8	48,235	22,901	0.3%	5,240,414	2,329,259	108.64	83.63
Total 2024	28	832,044	271,088	6.0%	$92,849,008	$29,782,474	$111.59	$84.66

2025	26	373,433	198,051	2.7%	$36,125,921	$19,451,343	$96.74	$83.31
2026	42	802,152	378,608	5.8%	89,411,068	43,235,262	111.46	100.46
2027	29	352,724	158,876	2.5%	44,741,842	21,100,380	126.85	113.71
2028	30	305,851	172,481	2.2%	35,200,396	20,077,418	115.09	113.74
2029	17	893,912	449,140	6.4%	64,603,106	32,020,463	72.27	75.99
2030	21	505,445	275,293	3.6%	51,835,737	28,270,468	102.55	90.09
2031	27	2,912,088	1,596,122	21.0%	219,024,122	119,399,011	75.21	76.64
2032	15	1,075,978	538,405	7.8%	95,341,186	48,225,657	88.61	91.77
Thereafter	75	5,714,468	3,108,100	41.2%	556,177,116	325,911,037	97.33	102.86
Grand Total	316	13,882,143	7,202,881	100.0%	$1,297,201,857	$693,407,276	$93.44	$92.91

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of December 31, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to December 31, 2023.

Supplemental Information	40	Fourth Quarter 2023

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2023 (4)	—	—	—	—%	$—	$—	$—	$—
2024	—	—	—	—%	—	—	—	—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
Thereafter	1	22,648	22,648	100.0%	18,362,136	18,362,136	810.76	511.93
	1	22,648	22,648	100.0%	$18,362,136	$18,362,136	$810.76	$511.93
Vacancy (5)		—						$0.00
Grand Total		22,648						$511.93

Other Retail
2023 (4)	—	—	—	—%	$—	$—	$—	$—
2024	2	4,660	4,660	1.1%	1,180,576	1,180,576	253.34	119.00
2025	3	18,915	18,915	4.4%	4,528,883	4,528,883	239.43	168.30
2026	4	10,104	10,104	2.4%	1,055,510	1,055,510	104.46	91.11
2027	6	29,485	29,485	6.9%	4,671,273	4,671,273	158.43	104.94
2028	3	7,244	7,244	1.7%	1,158,929	1,158,929	159.98	151.69
2029	4	27,702	27,702	6.5%	2,482,931	2,482,931	89.63	86.47
2030	5	47,744	47,744	11.2%	6,894,865	6,894,865	144.41	116.77
2031	3	7,343	7,343	1.7%	1,146,255	1,146,255	156.10	116.74
2032	8	72,420	72,420	16.9%	6,339,310	6,339,310	87.54	75.36
Thereafter	26	202,322	202,322	47.2%	21,158,484	21,158,484	104.58	84.75
	64	427,939	427,939	100.0%	$50,617,016	$50,617,016	$118.28	$94.13
Vacancy (5)		53,810						$80.43
Grand Total		481,749						$92.60

Alternative Strategy Portfolio
2023 (4)	—	—	—	—%	$—	$—	$—	$—
2024	—	—	—	—%	—	—	—	—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
Thereafter	1	7,944	7,944	100.0%	1,504,764	1,504,764	189.42	394.65
	1	7,944	7,944	100.0%	$1,504,764	$1,504,764	$189.42	$394.65
Vacancy (5)		10,040						$268.92
Grand Total		17,984						$324.46

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of December 31, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to December 31, 2023.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	41	Fourth Quarter 2023

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2023 (4)	—	—	—	—%	$—	$—	$—	$—
2024	—	—	—	—%	—	—	—	—
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
2032	—	—	—	—%	—	—	—	—
Thereafter	1	13,092	4,748	100.0%	2,250,000	816,075	171.86	160.40
	1	13,092	4,748	100.0%	$2,250,000	$816,075	$171.86	$160.40
Vacancy (5)		—						$0.00
Grand Total		13,092						$160.40

Other Retail
2023 (4)	—	—	—	—%	$—	$—	$—	$—
2024	2	4,091	2,046	0.9%	499,485	249,742	122.09	100.00
2025	—	—	—	—%	—	—	—	—
2026	3	20,560	11,166	4.7%	10,395,050	5,836,572	505.60	346.81
2027	4	21,571	11,435	5.0%	11,562,018	6,513,083	536.00	419.66
2028	4	27,021	14,346	6.2%	3,959,520	2,157,434	146.53	148.85
2029	5	61,747	31,614	14.2%	5,932,526	2,791,862	96.08	83.43
2030	2	11,970	6,811	2.7%	6,761,854	3,847,495	564.90	304.49
2031	4	13,215	6,905	3.0%	1,495,218	825,073	113.15	99.57
2032	2	18,864	9,499	4.3%	1,294,903	653,389	68.64	114.93
Thereafter	16	256,565	148,836	59.0%	15,556,651	9,453,143	60.63	65.96
	42	435,604	242,658	100.0%	$57,457,225	$32,327,793	$131.90	$114.37
Vacancy (5)		123,421						$173.98
Grand Total		559,025						$127.53

Alternative Strategy Portfolio
2023 (4)	1	3,600	393	1.1%	$221,808	$24,221	$61.61	$250.00
2024	3	25,551	9,415	8.0%	7,771,446	3,512,600	304.15	416.53
2025	1	9,655	3,046	3.0%	2,400,000	757,200	248.58	248.58
2026	6	122,865	17,846	38.5%	35,890,254	6,189,784	292.11	190.62
2027	2	5,340	820	1.7%	1,220,063	194,262	228.48	125.70
2028	1	1,819	454	0.6%	207,925	51,877	114.31	99.91
2029	3	32,599	16,159	10.2%	23,567,421	11,762,959	722.95	375.71
2030	—	—	—	—%	—	—	—	—
2031	2	23,536	11,527	7.4%	7,359,589	3,703,018	312.69	290.32
2032	—	—	—	—%	—	—	—	—
Thereafter	4	94,144	47,073	29.5%	44,151,176	22,074,580	468.97	422.29
	23	319,109	106,733	100.0%	$122,789,682	$48,270,501	$384.79	$304.14
Vacancy (5)		84,855						$264.69
Grand Total		403,964						$295.85

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of December 31, 2023. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to December 31, 2023.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	Fourth Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2023
2001 - 2022 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	88.4
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	76.0
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	17.7
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	73.9
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	0.0
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	N/A
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	73.9
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	78.8
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	76.4
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	34.2
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	90.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.3
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	94.1
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	98.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	89.7
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.2
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	91.8
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	34.5
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	89.7
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	81.3
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	82.3
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	74.6
					42,078,916	$26,258,062

Supplemental Information	43	Fourth Quarter 2023

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2022 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
					27,912,365	$19,318,825	$692

2023 Dispositions
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	$1,995,000	$1,119
					1,782,793	$1,995,000	$1,119

Supplemental Information	44	Fourth Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2023
2005 - 2022 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	90.4
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	100.0
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,131,735	1,096,714	22.5	23.3
						14,877,688	$8,658,769
2023 Acquisitions
Sep-23	625 Madison Avenue	Land	Plaza District	90.4%	Fee Interest	563,000	$620,245	N/A	N/A
						563,000	$620,245

Supplemental Information	45	Fourth Quarter 2023

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2022 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
						12,118,500	$9,866,723	$814
2023 Dispositions
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	$14,000	$1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,575	3,105
						20,200	$54,575	$2,702

Supplemental Information	46	Fourth Quarter 2023

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2023
2007 - 2013 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	77.1
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2020 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
					7,433,341	$1,786,134		$240

Supplemental Information	47	Fourth Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	48	Fourth Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2023	2022	2023	2022

Net loss attributable to SL Green common stockholders	$(155,617)	$(64,276)	$(579,509)	$(93,024)
Add:
Depreciation and amortization	49,050	73,158	247,810	216,167
Joint venture depreciation and noncontrolling interest adjustments	73,062	67,541	284,284	252,893
Net loss attributable to noncontrolling interests	(10,081)	(5,110)	(42,033)	(4,672)
Less:
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	(13,289)	—	(13,368)	(131)
Purchase price and other fair value adjustments	—	—	(6,813)	—
Loss on sale of real estate, net	(4,557)	(23,381)	(32,370)	(84,485)
Depreciable real estate reserves	(76,847)	(6,313)	(382,374)	(6,313)
Depreciation on non-rental real estate assets	1,414	971	4,136	3,466
FFO attributable to SL Green common stockholders and unit holders	$49,693	$100,036	$341,341	$458,827

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022

Net loss	$(160,058)	$(21,694)	$(379,228)	$(38,357)	$(64,050)
Depreciable real estate reserves	76,847	(389)	305,916	—	6,313
Loss (gain) on sale of real estate	4,557	(516)	26,678	1,651	23,381
Purchase price and other fair value adjustments	10,273	(10,183)	17,409	(239)	770
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	13,289	—	—	79	—
Depreciation and amortization	49,050	50,642	69,336	78,782	73,158
Income taxes	3,625	2,491	1,973	766	2,883
Amortization of deferred financing costs	1,510	2,152	2,154	2,021	1,909
Interest expense, net of interest income	27,400	27,440	40,621	41,653	37,619
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	151,577	153,417	134,001	140,222	133,169
EBITDAre	$178,070	$203,360	$218,860	$226,578	$215,152

Supplemental Information	49	Fourth Quarter 2023

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended		Twelve Months Ended
Operating income and Same-store NOI Reconciliation	December 31,		December 31,
	2023	2022	2023	2022

Net loss	$(160,058)	$(64,050)	$(599,337)	$(76,303)

Depreciable real estate reserves	76,847	6,313	382,374	6,313
Loss on sale of real estate, net	4,557	23,381	32,370	84,485
Purchase price and other fair value adjustments	10,273	770	17,260	8,118
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	13,289	—	13,368	131
Depreciation and amortization	49,050	73,158	247,810	216,167
SUMMIT Operator tax expense	2,320	1,078	9,201	2,647
Amortization of deferred financing costs	1,510	1,909	7,837	7,817
Interest expense, net of interest income	27,400	37,619	137,114	89,473
Operating income	25,188	80,178	247,997	338,848

Equity in net loss from unconsolidated joint ventures	32,039	26,696	76,509	57,958
Marketing, general and administrative expense	42,257	24,224	111,389	93,798
Transaction related costs	16	88	1,099	409
Loan loss and other investment reserves, net of recoveries	—	—	6,890	—
SUMMIT Operator expenses	24,887	24,503	101,211	89,207
Loss on early extinguishment of debt	870	—	870	—
Investment income	(6,856)	(11,305)	(34,705)	(81,113)
SUMMIT Operator revenue	(35,240)	(28,237)	(118,260)	(89,048)
Non-building revenue	(10,935)	(11,575)	(44,568)	(47,161)
Net operating income (NOI)	72,226	104,572	348,432	362,898

Equity in net loss from unconsolidated joint ventures	(32,039)	(26,696)	(76,509)	(57,958)
SLG share of unconsolidated JV depreciation and amortization	69,588	63,219	266,340	241,127
SLG share of unconsolidated JV amortization of deferred financing costs	2,876	3,127	12,005	12,031
SLG share of unconsolidated JV interest expense, net of interest income	73,012	61,362	272,217	209,182
SLG share of unconsolidated JV loss on early extinguishment of debt	—	—	—	325
SLG share of unconsolidated JV investment income	(320)	(424)	(1,271)	(1,420)
SLG share of unconsolidated JV non-building revenue	106	(2,972)	(14,336)	(7,232)
NOI including SLG share of unconsolidated JVs	185,449	202,188	806,878	758,953

NOI from other properties/affiliates	(12,836)	(32,077)	(110,012)	(69,939)
Same-Store NOI	172,613	170,111	696,866	689,014

Straight-line and free rent	(1,154)	(1,267)	(10,049)	(5,933)
Amortization of acquired above and below-market leases, net	13	13	53	(22)
Operating lease straight-line adjustment	204	204	815	815
SLG share of unconsolidated JV straight-line and free rent	(2,333)	(7,368)	(20,087)	(48,207)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(4,555)	(4,433)	(17,938)	(17,598)
SLG share of unconsolidated JV operating lease straight-line adjustment	143	192	678	770
Same-store cash NOI	$164,931	$157,452	$650,338	$618,839

Lease termination income	(1,023)	(5)	(3,622)	(1,199)
SLG share of unconsolidated JV lease termination income	(355)	(70)	(2,265)	(8,515)
Same-store cash NOI excluding lease termination income	$163,553	$157,377	$644,451	$609,125

Supplemental Information	50	Fourth Quarter 2023

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Camille Bonnel	(416) 369-2140	camille.bonnel@bofa.com
Barclays	Anthony Powell	(212) 526-8768	anthony.powell@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Green Street	Dylan Burzinski	(949) 640-8780	dburzinski@greenstreet.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Peter Abramowitz	(212) 336-7241	pabramowitz@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	51	Fourth Quarter 2023

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman, Chief Executive Officer and	Executive Vice President, General
Interim President	Counsel - Real Property

Matthew J. DiLiberto	Maggie Hui
Chief Financial Officer	Chief Accounting Officer

Andrew S. Levine	Harrison Sitomer
Chief Legal Officer - General Counsel, EVP	Chief Investment Officer

Steven M. Durels	Robert Schiffer
Executive Vice President, Director of	Executive Vice President, Development
Leasing and Real Property
Brett Herschenfeld
Edward V. Piccinich	Executive Vice President, Retail and Opportunistic
Chief Operating Officer	Investment

Supplemental Information	52	Fourth Quarter 2023